ANNUAL REPORT May 31, 2001

Logo: Nuveen Investments

Municipal Closed-End
Exchange-Traded Funds

Dependable, tax-free income to help
you keep more of what you earn.



MARYLAND
NMY
NFM

NORTH CAROLINA
NNC
NRB

VIRGINIA
NPV
NGB


photos:
man hugging child
man with child at desktop



Invest well.
Look ahead.
Leave your MARK. sm
photos:
sky with clouds
pc mouse



LESS MAIL,
MORE FREEDOM
WITH ONLINE FUND
REPORTS

                       There is a new way to receive your
                     Nuveen Fund updates faster than ever.
                          Nuveen now can link you with
                      electronic versions of the important
               financial information we send you by regular mail.

By registering for online access via the Internet, you will be able to view and save the Fund information you currently receive in the mail. This information can be stored on your computer and retrieved any time. In addition, you can select only the specific pages you want to view or print.

With this new service, you'll receive an e-mail notice the moment Fund reports are ready. This notice will contain a link to the report - all you have to do is click your computer mouse on the internet address provided. You'll be saving time, as well as saving your Fund paper, printing and distribution expenses.

Registering for electronic access is easy and only takes a few minutes. (see box at right)

The e-mail address you provide is strictly confidential and will not be used for anything other than notifications of shareholder information.

And if you decide you don't like receiving your reports electronically, it's a simple process to go back to regular mail delivery.


SIGN UP TODAY--HERE'S WHAT YOU NEED TO DO...

If your Nuveen Fund
dividends are

PAID TO YOUR
BROKERAGE ACCOUNT,

follow the steps
outlined below:


1 Go to WWW.INVESTORDELIVERY.COM

2 Look at the address sheet that accompanied this report. Enter the personal
  13-CHARACTER ENROLLMENT NUMBER imprinted near your name on the address sheet.

3 You'll be taken to a page with several options. Select the NEW
  ENROLLMENT-CREATE screen. Once there, enter your e-mail address (e.g. yourID@providerID.com), and a personal, 4-digit PIN of your choice. (Pick a number that's easy to remember.)

4 Click Submit. Confirm the information you just entered is correct, then click
  Submit again.

5 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

6 Use this same process if you need to change your registration infor mation or cancel internet viewing.



If your Nuveen Fund
dividends

COME DIRECTLY TO
YOU FROM NUVEEN,

follow the steps
outlined below:


1 Go to WWW.NUVEEN.COM

2 Select the Exchange-Traded Funds section, then click on Tools. Select E-REPORT
  ENROLLMENT option.

3 You'll be taken to a screen that asks for your social security number and e-mail address. Fill in this information, then click Submit.

4 Confirm the information you entered is correct, then click Submit again.

5 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

6 Use this same process if you need to change your registration infor mation or cancel internet viewing.

photo: Timothy R. Schwertfeger

caption: Timothy R. Schwertfeger
Chairman of the Board



--------------------------------------------------------------------------------
sidebar text:

"Your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy."
--------------------------------------------------------------------------------

Dear Shareholder

I am pleased to have this opportunity to report on the recent performance of your Nuveen Fund. During the period covered by this report, your Fund continued to meet its primary objective of providing you with attractive monthly tax-free income from a portfolio of quality municipal bonds. Detailed information on your Fund can be found in the Portfolio Managers' Comments and Performance Overview sections later in this report. I urge you to take the time to read them.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judi cious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance and risk management, all attributes your Nuveen Fund can bring to your portfolio. With strong long-term performance achieved through consistent, disciplined professional management, your Nuveen Fund also illustrates the power of taking a long-term view toward financial growth and success.

INVEST WELL. LOOK AHEAD. LEAVE YOUR MARK.
Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come. For more than 100 years, Nuveen has specialized in offering quality investments, such as the Nuveen Funds, to those seeking to accumulate and preserve wealth to establish a lasting legacy. Our mission continues to be to provide assistance to you and your financial advisor by offering investment services and products that can help you leave your mark. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 15, 2001

--------------------------------------------------------------------------------
SIDEBAR TEXT:

"Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come."
--------------------------------------------------------------------------------

Nuveen Closed-End Exchange-Traded Funds (NMY, NFM, NNC, NRB, NPV, NGB)

Portfolio Managers' Comments

Portfolio managers Tom O'Shaughnessy and Paul Brennan examine national and state economic conditions, key investment strategies, and the performance of the Nuveen Closed-End Exchange-Traded Funds. An 18-year veter an of Nuveen, Tom assumed portfolio management responsibility for NNC in 1998 and added the Nuveen North Carolina Dividend Advantage Municipal Fund (NRB) at its inception in January 2001. Paul, who has nine years of experience as an investment professional, has managed NMY and NPV since 1999. He recently added the new Nuveen Dividend Advantage Municipal Funds for Maryland (NFM) and Virginia (NGB).

WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The major factors affecting the economy and the municipal market over the twelve months ended May 31, 2001, were the Federal Reserve's interest rate policies and the slower rate of economic growth. Over the first five months of 2001, the Fed announced five interest rate cuts of 50 basis points each. (The Fed also cut the fed funds rate by another 25 basis points in late June, after the close of the reporting period.) The consensus among many market observers is that the Fed remains ready to continue easing as long as signs of a significant economic slowdown remain.

In the municipal market, new issue supply has started to pick up in 2001. During the first five months of this calendar year new municipal issuance nationwide totaled $102.6 billion, an increase of 41% over January-May 2000. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, income, and an alternative to a volatile stock market. Improving supply and continued strong demand has helped keep municipal bond prices higher, for the most part, than they were at this time last year. As a result, municipal bond yields are correspondingly lower. Nevertheless, we believe the municipal market continues to represent good value. As of May 31, 2001, long-term municipal yields were 98% of 30-year Treasury yields, compared with 103% in May 2000.

TOM, WHAT WAS THE MARKET ENVIRONMENT LIKE IN NORTH CAROLINA?
North Carolina saw new issuance for the first five months of 2001 jump 165% to a total of $3.1 billion over the same period in 2000. The state's economy continued to slow, with significant job losses in manufacturing as well as numerous cutbacks in the financial services sector, two of the state's most impor tant industries. As of May 2001, North Carolina's unem ployment rate was 5.0%, up substantially from 3.4% in May 2000, and above the current national average of 4.5%. The North Carolina economy continued to benefit from the presence of several large research universities, which enhanced the development of high-tech industries such as computer software design and biotechnology.

PAUL, WHAT ABOUT MARYLAND AND VIRGINIA?
The Maryland economy showed moderate growth despite the limitations imposed by the state's high business costs as well as its heavy reliance on federal government and defense spending. Employment growth, supported by the state's well-educated workforce, to outperform national averages. As of May 2001, the unemployment rate in Maryland was 3.6%, down from 3.8% in May 2000 and below the national average of 4.5%. Maryland is one of the nation's wealthiest states, ranking sixth in average per capita income during 2000. In the near term, fewer federal cutbacks and increased government expenditures on defense and health sciences research are expected to bolster economic growth in the state, while the aero space and distribution sectors should provide additional opportunities for growth. During the first five months of 2001, new municipal issuance in Maryland totaled $1.03 billion, up 52% over the same period in 2000.

Like Maryland, Virginia's economy also continued to perform well, fueled by increases in federal defense spending and strong growth in the high-tech sector, which served to offset the weaker textiles/apparel, mining, and tobacco sectors. In 2000, Virginia's average per capita income ranked 14th in the nation. The state's job market also remained very strong, with unemploy ment at 2.9% in May 2001. While this represents an increase from the May 2000 figure of 2.2%, it remains well below the 4.5% national average. In the near term, the Virginia economy should continue to benefit from increased federal spending, and high-tech manufacturing and defense-related industries are expected to experi ence strong employment growth. The state's favorable demographic profile (high wealth levels, steady tax base expansion) also bodes well for Virginia's long-term growth prospects. For the first five months of 2001, Virginia's new issuance totalled $1.4 billion, an increase of 4% which trailed the 41% increase in the national market.

HOW DID THESE NUVEEN FUNDS PERFORM OVER THE PAST 12 MONTHS?
For the year ended May 31, 2001, the three older Nuveen Closed-End Exchange-Traded Funds covered in this report - NMY, NNC, and NPV - produced total returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers Municipal Bond Index1 and the Funds' Lipper Peer Group2 are also presented.

                                        LEHMAN
                       TOTAL RETURN      TOTAL     LIPPER
          MARKET YIELD       ON NAV    RETURN1   AVERAGE2
=========================================================
                             1 YEAR     1 YEAR     1 YEAR
                  TAXABLE-    ENDED      ENDED      ENDED
       5/31/01 EQUIVALENT3  5/31/01    5/31/01    5/31/01
=========================================================
NMY      5.03%       7.68%   14.18%     12.14%     16.10%
---------------------------------------------------------
NNC      5.07%       7.98%   16.65%     12.14%     16.10%
---------------------------------------------------------
NPV      5.14%       7.91%   15.53%     12.14%     16.10%
---------------------------------------------------------
NFM      5.25%       8.02%     N/A
---------------------------------------------------------
NRB      5.39%       8.49%     N/A
---------------------------------------------------------
NGB      5.57%       8.57%     N/A
---------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

In mid-2000, the combination of tight municipal supply, an end to the Fed's tightening cycle, and generally favorable technicals prompted a shift in the outlook for municipal bonds and rallied the municipal market. This boosted many bond prices that had declined during the Fed's prior round of rate hikes. The Funds' participa tion in this recovery is reflected in the total returns on NAV listed in the previous table.

During the twelve months ended May 31, 2001, the yield on the Bond Buyer 25 Revenue Bond Index fell from 6.20% to 5.62%. In this environment of falling yields (and rising bond values), funds with longer durations4 would generally be expected to perform well. As of May 31, 2001, the three older Nuveen Funds' portfolio duration ranged from 8.98 to 10.86, com pared with 7.68 for the unleveraged Lehman Brothers Municipal Bond Index.

HOW WERE THE FUNDS' DIVIDENDS AND SHARE PRICES AFFECTED BY THIS ENVIRONMENT? During the past year, good portfolio structure, declining short-term interest rates and good levels of call protection helped us maintain the dividends of NMY, NNC, and NPV and shield the income stream of these Funds from erosion. In addition, lower short-term interest rates, resulting from the Federal Reserve's rate cuts in early 2001, enabled us to increase the dividends of NMY and NPV in March 2001. As of May 31, 2001, NMY and NPV had offered shareholders 88 and 12 consecutive months, respectively, of steady or increasing dividends, while NNC had provided 12 consecutive months of steady income.

The three newer Funds, NFM, NRB and NGB, were launched in January 2001 and began paying dividends in April 2001. All are now providing very attractive levels of monthly tax-free income to their shareholders.

In coming months, the lower rates offered by municipal securities with shorter maturities could potentially benefit the dividends of these Funds by continuing to reduce the amount the Funds pay their MuniPreferred shareholders. This, in turn, could leave more Fund earnings to support common share dividends. However, this trend could be offset by the effect of bond calls on the higher-yielding bonds held by these portfolios. The level of short-term rates, the number of bond calls, and the interest rates at which we can reinvest the proceeds of any calls will all influence the dividends of these Nuveen Funds over the next twelve months.


1 The Funds' performances are compared with that of the Lehman Brothers
  Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Funds' total returns are com pared with the average annual ized return of the 19 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvest ment of dividends.

3 The taxable-equivalent yield rep resents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's mar ket yield on the indicated date and a federal income tax rate of 31% plus the applicable state income tax rate. The combined federal and state tax rates used in this report are as follows: Maryland 34.5%, North Carolina 36.5%, and Virginia 35%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is gen erally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, refer ences to duration in this com mentary are intended to indicate Fund duration.

As the stock market remained volatile and the bond market continued to perform well, many investors turned to tax-free fixed-income alternatives as a way to add balance to their portfolios and reduce overall risk. As a result, the share prices of the three older Nuveen Funds improved substantially (see the charts on the individual Performance Overview pages). The three newer Funds also benefited from this environment, and as of May 31, 2001, were trading at prices higher than their January 2001 IPO prices. As of May 31, 2001, all of the Funds covered in this report were trading at premiums to their net asset values.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE NUVEEN FUNDS DURING THE YEAR ENDED MAY 31, 2001?
As evidenced by their strong twelve-month total returns on NAV, the three older Nuveen Funds were well structured going into this period. Despite the tight supply of new municipal issuance during most of the past year, the Funds continued to meet their goal of keeping assets fully invested and working for shareholders. However, lower supply also meant relatively fewer opportunities to make trades that would substantially enhance the Funds' holdings. As issuance did become available in the market, we focused on strengthening long-term dividend-payment capabilities, enhancing call protection, and purchasing bonds with the potential to add value and diversification to the Funds' portfolios.

In NMY, we were able to take advantage of market demand to sell selected healthcare holdings at attractive prices, reducing our exposure to this sector from 17% to 10% over the past year and bringing it into closer alignment with other Nuveen Funds. However, the Fund has continued to hold bonds issued by Dimensions Healthcare Corporation. Like many other healthcare organizations in these challenging times, Dimensions faced cashflow problems, compounded by Medicare/ Medicaid reimbursement policies. Nuveen has put a special credit team in place to closely monitor this situation and work with the borrower to try to reach a positive resolution for shareholders.

Although we saw issuance in North Carolina increase significantly during the first five months of 2001, much of the new supply was rated AAA or insured and provided few opportunities to enhance NNC's income stream. As a result, we focused on adding high-quality names that would upgrade the Fund's call protection, primarily in the utilities, housing, and healthcare sectors. In utilities, the Fund continued to hold bonds issued by both North Carolina Eastern Municipal Power Agency and North Carolina Municipal Power Agency Number 1 (Catawba). These BBB bonds performed better than the market expected, as oil and natural gas prices soared and the agencies benefited from their reliance on coal and nuclear-generated power. North Carolina's delay in approving a deregulation plan also worked in the agencies' favor, as the difficulties of implementing a workable program was illustrated in California and other states. These holdings provide an example of the way Nuveen research analysts helped us thoroughly analyze a situation and make the decisions that can benefit shareholders. To finance recent purchases for the Fund, we sold bonds with short calls and reduced our exposure to Puerto Rico paper.

NPV also took advantage of opportunities in the current market to sell bonds with short calls and pre-refunded bonds and reinvested the proceeds in general obligation and transportation bonds. As airports try to find solutions to overcrowding and delay problems through the addition of runways and expanded facilities, Virginia's major investment in upgrading the infrastructure of state airports provided several opportunities to purchase bonds from issuers such as Richmond Airport, Norfolk Airport, and Washington/Dulles (Metropolitan Washington Airports Authority). These additions to NPV's portfolio also enhanced the Fund's level of call protection.

All three of these older Nuveen Funds continued to offer excellent credit quality, with between 73% and 79% of their portfolios invested in bonds rated AAA/U.S. guaranteed and AA as of May 31, 2001. The Funds also had allocations of BBB and non-rated bonds that ranged from 9% to 12%, which generally provided higher yields during 2000.

In January 2001, we introduced three new Nuveen Dividend Advantage Municipal Funds for Maryland (NFM), North Carolina (NRB), and Virginia (NGB). As of May 31, 2001, all of these Funds were fully invested and working well for shareholders. In structuring NFM's portfolio, our purchases focused on high-grade general obligation bonds issued by cities and counties in Maryland, primarily in the 20-year maturity range, and on single-family and multifamily housing bonds offering attractive yields. While Maryland supply rose significantly in 2001, many of the bonds available in the marketplace offered shorter maturities than we prefer to buy. As a result, we purchased a number of territorial bonds - from Puerto Rico, the Virgin Islands, and Guam - that we plan to replace with Maryland paper as we find better opportunities in the market.

In purchasing bonds for NRB, we focused on sectors of the North Carolina market that we believed had the greatest yield potential, including utilities, multifamily and single-family housing, healthcare, and continuing care facilities (CCRCs). In the utilities sector, we pur chased bonds issued by North Carolina Eastern Municipal Power Agency based on the same reasons that we continued to hold these bonds in NNC. In NGB, our largest sector weightings are high-grade Virginia general obligation and transportation bonds, where we purchased some of the same airport issues that we added to NPV's portfolio.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THESE NUVEEN FUNDS IN PARTICULAR?
Overall, our outlook for the fixed-income markets during the next twelve months continues to be positive. Demand for tax-exempt municipal bonds is anticipated to remain strong, as investors look for ways to rebalance their portfolios and reduce potential risk. If interest rates continue to fall and the pace of refundings accelerates, new municipal issuance nationwide in 2001 could exceed $200 billion. Following the decline in municipal supply in both 1999 and 2000, any year-over-year increase in 2001 should still result in supply-and-demand dynam ics that support municipal market prices.

Looking specifically at these Nuveen Funds, all three of the older Funds provide excellent call protection during the remainder of 2001, with less than 1% potential calls in NMY, none in NNC, and only 4% in NPV over the next seven months. In 2002, NMY continues to offer excellent levels of call exposure (2% of the Fund's portfolio). However, as the Funds approach the 10-year anniversary of their inceptions in 2003, NNC and NPV are already experiencing a typical increase in call exposure. During 2002, these two Funds could see 15% to 19% of their portfolios affected by bond calls, depending on market interest rates during this time. In general, these positions are very manageable, and we foresee no problems in working through them. As newly estab lished funds, NFM, NRB, and NGB have no scheduled bond calls in 2001 and 2002. While we cannot control the direction of interest rates, we continue to work to reduce the older Funds' call exposure and to actively manage all of the Funds to mitigate the longer-term effects of the bond call process.

In general, we believe that these Nuveen Funds are well positioned for the market environment of the next twelve months. As value-oriented investors, we plan to remain focused on ways we can add value for our shareholders, provide support for the Funds' dividends, and enhance structure. Our strategies will continue to include selling bonds with less call protection, enhancing diversification, and watching new issuance for opportunities to purchase research-intensive credits that fully use Nuveen's expertise in this area. We believe these Nuveen Funds will continue to play an important role in investors' long-range financial programs, providing balance and diversification, dependable tax-free income, and quality investments.

NMY


Nuveen Maryland Premium Income Municipal Fund

Performance Overview As of May 31, 2001



pie chart:

CREDIT QUALITY
---------------------------
AAA/U.S. Guaranteed     61%
---------------------------
AA                      18%
---------------------------
A                       12%
---------------------------
BBB                      6%
---------------------------
NR                       3%
---------------------------



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.85
--------------------------------------------------
Net Asset Value                             $13.83
--------------------------------------------------
Market Yield                                 5.03%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.29%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         7.68%
--------------------------------------------------
Fund Net Assets ($000)                    $224,301
--------------------------------------------------
Average Effective Maturity (Years)           17.82
--------------------------------------------------
Leverage-Adjusted Duration                    9.22
==================================================

ANNUALIZED TOTAL RETURN (Inception 3/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        26.24%        14.18%
--------------------------------------------------
5-Year                        10.23%         6.68%
--------------------------------------------------
Since Inception                6.24%         5.39%
==================================================

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Utilities                                      20%
--------------------------------------------------
Housing/Multifamily                            18%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------
Education and Civic Organizations              10%
==================================================



bar chart:

2000-2001 Monthly Tax-Free Dividends Per Share(2)
--------------------------------------------------
0.065   0.065   0.065   0.065   0.065   0.065
Jun     Jul     Aug     Sep     Oct     Nov
--------------------------------------------------
0.065   0.065   0.0665  0.0665  0.0665  0.0665
Dec     Jan     Feb     Mar     Apr     May
--------------------------------------------------



line chart:

SHARE PRICE PERFORMANCE

         Weekly Closing Price
6/2/00   13.56
         13.56
         13.69
         13.69
         13.75
         13.81
         13.94
         13.88
         14.06
         13.94
         13.88
         14.13
         14
         14.13
         14.25
         14
         14.06
         14.06
         14.06
         14.13
         14.06
         14.25
         14.44
         14.25
         14.25
         14.13
         14.06
         14.19
         14.56
         15
         15
         15.13
         14.94
         14.81
         15.31
         15.29
         15.1
         15.15
         15.37
         15.47
         15.5
         15
         15.1
         15.6
         15.48
         15.38
         15.4
         15.55
         15.72
         15.66
5/31/01  15.72


Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December
  2000 of $0.0024 per share.

NFM


Nuveen Maryland Dividend Advantage Municipal Fund

Performance Overview As of May 31, 2001



pie chart:

CREDIT QUALITY
---------------------------
AAA/U.S. Guaranteed     58%
---------------------------
AA                      21%
---------------------------
A                       12%
---------------------------
BBB                      5%
---------------------------
NR                       4%
---------------------------


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.99
--------------------------------------------------
Net Asset Value                             $13.90
--------------------------------------------------
Market Yield                                 5.25%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.61%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.02%
--------------------------------------------------
Fund Net Assets ($000)                     $89,740
--------------------------------------------------
Average Effective Maturity (Years)           23.30
--------------------------------------------------
Leverage-Adjusted Duration                   16.54
==================================================

TOTAL RETURN (Inception 1/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception                8.02%        -1.53%
==================================================

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         26%
--------------------------------------------------
Tax Obligation/General                         17%
--------------------------------------------------
Housing/Single Family                          17%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
U.S. Guaranteed                                 6%
==================================================



bar chart:

2001 Monthly Tax-Free Dividends Per Share
-----------------------------------------
0.07    0.07    0.07
Mar     Apr     May
-----------------------------------------


line chart:

SHARE PRICE PERFORMANCE

         Weekly Closing Price
1/26/01  15.88
         16.15
         16.1
         16
         16.07
         15.41
         15.75
         15.53
         15.3
         15.73
         15.79
         15.98
         15.7
         15.89
         16.08
         15.7
         15.4
5/31/01  16


Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.

NNC

Nuveen North Carolina Premium Income Municipal Fund

Performance Overview As of May 31, 2001



pie chart:

CREDIT QUALITY
---------------------------
AAA/U.S. Guaranteed     40%
---------------------------
AA                      35%
---------------------------
A                       13%
---------------------------
BBB                     12%
---------------------------


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.80
--------------------------------------------------
Net Asset Value                             $13.94
--------------------------------------------------
Market Yield                                 5.07%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.35%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         7.98%
--------------------------------------------------
Fund Net Assets ($000)                    $134,414
--------------------------------------------------
Average Effective Maturity (Years)           20.63
--------------------------------------------------
Leverage-Adjusted Duration                   10.86
==================================================

ANNUALIZED TOTAL RETURN (Inception 5/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        14.03%        16.65%
--------------------------------------------------
5-Year                         8.92%         7.71%
--------------------------------------------------
Since Inception                5.30%         5.58%
==================================================

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     18%
--------------------------------------------------
Housing/Single Family                          16%
--------------------------------------------------
Tax Obligation/Limited                         14%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Water and Sewer                                 9%
==================================================


bar chart:

2000-2001 Monthly Tax-Free Dividends Per Share
--------------------------------------------------
0.0625  0.0625  0.0625  0.0625  0.0625  0.0625
Jun     Jul     Aug     Sep     Oct     Nov
--------------------------------------------------
0.0625  0.0625  0.0625  0.0625  0.0625  0.0625
Dec     Jan     Feb     Mar     Apr     May
--------------------------------------------------



line chart:

SHARE PRICE PERFORMANCE

         Weekly Closing Price
6/2/00   13.94
         13.94
         13.75
         13.75
         13.63
         13.69
         13.88
         13.81
         14.19
         14.5
         14.38
         14.25
         14
         14.06
         13.94
         14
         13.88
         13.63
         13.69
         13.69
         13.44
         13.44
         13.5
         13.63
         13.5
         13.69
         13.75
         13.75
         13.75
         14.13
         14.5
         14.88
         14.69
         14.69
         14.92
         15.05
         14.94
         14.7
         14.59
         14.75
         14.7
         14.45
         14.4
         14.68
         14.5
         14.81
         14.83
         14.89
         14.8
         14.8
5/31/01  14.8


Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

NRB


Nuveen North Carolina Dividend Advantage Municipal Fund

Performance Overview As of May 31, 2001



pie chart:

CREDIT QUALITY
---------------------------
AAA/U.S. Guaranteed     51%
---------------------------
AA                      24%
---------------------------
A                        7%
---------------------------
BBB                     14%
---------------------------
NR                       4%
---------------------------


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.15
--------------------------------------------------
Net Asset Value                             $13.90
--------------------------------------------------
Market Yield                                 5.39%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.81%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.49%
--------------------------------------------------
Fund Net Assets ($000)                     $48,015
--------------------------------------------------
Average Effective Maturity (Years)           24.84
--------------------------------------------------
Leverage-Adjusted Duration                   17.66
==================================================

TOTAL RETURN (Inception 1/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception                2.42%        -1.57%
==================================================

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Water and Sewer                                19%
--------------------------------------------------
Healthcare                                     17%
--------------------------------------------------
Housing/Single Family                          10%
--------------------------------------------------
Utilities                                      10%
--------------------------------------------------
Tax Obligation/Limited                          9%
==================================================



bar chart:

2001 Monthly Tax-Free Dividends Per Share
-----------------------------------------
0.068   0.068   0.068
Mar     Apr     May
-----------------------------------------



line chart:

Share Price Performance

         Weekly Closing Price
2/2/01   15.05
         15.05
         15
         15
         15.01
         15.1
         15.04
         14.2
         14.75
         14.06
         14.35
         14.28
         14.32
         14.24
         14.95
         14.9
         14.94
         14.85
         15.15
         15.5
         15.4
         15.3
5/31/01  15.46


Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

NPV


Nuveen Virginia Premium Income Municipal Fund

Performance
   OVERVIEW As of May 31, 2001



pie chart:

CREDIT QUALITY
---------------------------
AAA/U.S. Guaranteed     49%
---------------------------
AA                      24%
---------------------------
A                       16%
---------------------------
BBB                      6%
---------------------------
NR                       5%
---------------------------


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $16.00
--------------------------------------------------
Net Asset Value                             $14.59
--------------------------------------------------
Market Yield                                 5.14%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.45%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         7.91%
--------------------------------------------------
Fund Net Assets ($000)                    $190,945
--------------------------------------------------
Average Effective Maturity (Years)           17.44
--------------------------------------------------
Leverage-Adjusted Duration                    8.98
==================================================

ANNUALIZED TOTAL RETURN (Inception 3/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        18.45%        15.53%
--------------------------------------------------
5-Year                         9.26%         7.78%
--------------------------------------------------
Since Inception                6.45%         6.31%
==================================================

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
U.S.Guaranteed                                 18%
--------------------------------------------------
Water and Sewer                                11%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------
Education and Civic Organizations              10%
--------------------------------------------------
Utilities                                       9%
==================================================



bar chart:

2000-2001 Monthly Tax-Free Dividends Per Share
--------------------------------------------------
0.067   0.067   0.067   0.067   0.067   0.067
Jun     Jul     Aug     Sep     Oct     Nov
--------------------------------------------------
0.067   0.067   0.067   0.0685  0.0685  0.0685
Dec     Jan     Feb     Mar     Apr     May
--------------------------------------------------



line chart:

SHARE PRICE PERFORMANCE

         Weekly Closing Price
6/2/00   14.31
         14.5
         14.31
         14.31
         14.25
         14.31
         14.5
         14.5
         14.5
         14.63
         14.81
         14.63
         14.81
         14.88
         14.75
         14.69
         14.5
         14.63
         14.5
         14.44
         13.88
         14.38
         14.5
         14.63
         14.63
         14.56
         14.63
         14.56
         15.06
         15.25
         15.44
         15.56
         15.63
         15.75
         15.92
         16
         15.82
         15.88
         15.88
         15.92
         15.84
         16.05
         15.9
         15.69
         15.91
         15.94
         15.94
         15.93
         15.98
         15.95
5/31/01  16.08


Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

NGB


Nuveen Virginia Dividend Advantage Municipal Fund

Performance Overview As of May 31, 2001



pie chart:

CREDIT QUALITY
---------------------------
AAA/U.S. Guaranteed     57%
---------------------------
AA                      27%
---------------------------
A                       14%
---------------------------
BBB                      2%
---------------------------


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.18
--------------------------------------------------
Net Asset Value                             $13.87
--------------------------------------------------
Market Yield                                 5.57%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.07%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.57%
--------------------------------------------------
Fund Net Assets ($000)                     $67,155
--------------------------------------------------
Average Effective Maturity (Years)           22.70
--------------------------------------------------
Leverage-Adjusted Duration                   16.14
==================================================

TOTAL RETURN (Inception 1/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

Since Inception                2.61%        -1.73%
==================================================

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Transportation                                 20%
--------------------------------------------------
Tax Obligation/Limited                         17%
--------------------------------------------------
Tax Obligation/General                         15%
--------------------------------------------------
Water and Sewer                                14%
--------------------------------------------------
Healthcare                                     10%
==================================================


bar chart:

2001 Monthly Tax-Free Dividends Per Share
-----------------------------------------
0.0705  0.0705  0.0705
Mar     Apr     May
-----------------------------------------



line chart:

SHARE PRICE PERFORMANCE

         Weekly Closing Price
1/26/01  15.19
         15.32
         15.59
         15.58
         15.45
         15.25
         15.15
         15.5
         15.75
         15.75
         15.3
         15.23
         15.07
         14.35
         15.3
         15.15
         14.97
5/31/01  15

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

Report of INDEPENDENT AUDITORS


THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Maryland Premium Income Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Premium Income Municipal Fund and Nuveen Virginia Dividend Advantage Municipal Fund as of May 31, 2001, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2001, by correspondence with the custodian and brokers, or alternative procedures for confirmations not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Maryland Premium Income Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Premium Income Municipal Fund and Nuveen Virginia Dividend Advantage Municipal Fund at May 31, 2001, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


CHICAGO, ILLINOIS
JULY 13, 2001

               Nuveen Maryland Premium Income Municipal Fund (NMY)
                      Portfolio of INVESTMENTS May 31, 2001
   PRINCIPAL                                                                               OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 0.6%
$       1,200   The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds,            7/10 at 100         Aa3   $   1,245,924
                 Series 2000, 5.750%, 7/01/20
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.9%
        1,000   Maryland Economic Development Corporation, Student Housing Revenue           6/09 at 102        Baa3        987,550
                 Bonds (Collegiate Housing Foundation - Salisbury Project),
                 Series 1999A, 6.000%, 6/01/19
        2,250   Maryland Economic Development Corporation, Student Housing                   6/09 at 102        Baa3      2,122,853
                 Revenue Bonds (Collegiate Housing Foundation - University
                 Courtyard Project), Series 1999A, 5.750%, 6/01/24
        1,000   Maryland Health and Higher Educational Facilities Authority,                 7/09 at 101          AA      1,076,980
                 Revenue Bonds, Johns Hopkins University Issue, Series 1999,
                 6.000%, 7/01/39
          750   Maryland Health and Higher Educational Facilities Authority,                 1/11 at 101         AAA        759,390
                 Revenue Bonds, Bullis School Issue, Series 2000,
                 5.250%, 7/01/25
                Maryland Health and Higher Educational Facilities Authority,
                Refunding Revenue Bonds, Johns Hopkins University Issue,
                Series 1997:
        1,000    5.625%, 7/01/17                                                             7/07 at 102          AA      1,042,110
        1,500    5.625%, 7/01/27                                                             7/07 at 102          AA      1,544,355
        9,445   Morgan State University, Maryland, Academic Fees and Auxiliary              No Opt. Call         AAA     10,693,912
                 Facilities Fees, Revenue Refunding Bonds, 1993 Series,
                 6.100%, 7/01/20
        4,000   University of Puerto Rico, University System Revenue Bonds,                  6/05 at 101         AAA      4,031,360
                 Series O, 5.375%, 6/01/30
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.2%
                City of Gaithersburg, Maryland, Hospital Facilities Refunding
                and Improvement Revenue Bonds (Shady Grove Adventist Hospital),
                Series 1995:
        2,550    6.500%, 9/01/12                                                            No Opt. Call         AAA      2,965,472
        3,015    5.500%, 9/01/15                                                             9/05 at 102         AAA      3,093,993
        1,865   Maryland Economic Development Corporation, Revenue Bonds                     4/11 at 102         N/R      1,870,614
                 (Health and Mental Hygiene Providers Facilities Acquisition
                 Program), Series 1996A, 7.625%, 4/01/21
        2,000   Maryland Health and Higher Educational Facilities Authority,                 6/09 at 101           A      1,972,720
                 Kaiser Permanente Revenue Bonds, 1998 Series A, 5.375%, 7/01/15
          750   Maryland Health and Higher Educational Facilities Authority,                 7/10 at 101        Baa1        795,248
                 Revenue Bonds, University of Maryland Medical System Issue,
                 Series 2000, 6.750%, 7/01/30
                Maryland Health and Higher Educational Facilities Authority,
                Howard County, Revenue Bonds, Johns Hopkins Medicine General
                Hospital Acquisition Issue, Series 1998:
        1,000    5.000%, 7/01/19                                                             7/08 at 101         AAA        992,790
        1,250    5.000%, 7/01/29                                                             7/08 at 101         AAA      1,208,762
        1,850   Maryland Health and Higher Educational Facilities Authority,                 7/03 at 102         AAA      1,910,218
                 Project and Refunding Revenue Bonds, Sinai Hospital of
                 Baltimore Issue, Series 1993, 5.500%, 7/01/13
        1,500   Maryland Health and Higher Educational Facilities Authority,                 1/08 at 101         Aaa      1,473,405
                 Revenue Bonds, Upper Chesapeake Hospitals Issue,
                 Series 1998A, 5.125%, 1/01/38
        1,670   Maryland Health and Higher Educational Facilities Authority,                 7/08 at 101          A3      1,550,395
                 Hospital Refunding and Revenue Bonds, Union Hospital of Cecil
                 County Issue, Series 1998, 5.100%, 7/01/22
                Prince Georges County, Maryland, Project and Refunding Revenue
                Bonds, Dimensions Health Corporation Issue, Series 1994:
          825    5.000%, 7/01/05                                                             7/04 at 102         N/R        495,635
        3,080    5.375%, 7/01/14                                                             7/04 at 102         N/R      1,542,680
        6,000    5.300%, 7/01/24                                                             7/04 at 102         N/R      2,989,680
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 17.9%
        4,000   Anne Arundel County, Maryland, Multifamily Housing Revenue Bonds            No Opt. Call        BBB-       4,166,640
                 (Woodside Apartments Project), Series 1994, 7.450%, 12/01/24
                 (Alternative Minimum Tax) (Mandatory put 12/01/03)
   PRINCIPAL                                                                               OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)
$       1,795   County Commissioners of Charles County, Maryland, Mortgage                   5/05 at 102         AAA  $   1,888,717
                 Revenue Refunding Bonds (FHA-Insured Mortgage Loan - Holly
                 Station IV Townhouses Project), Series 1995A, 6.450%, 5/01/26
                Howard County, Maryland, Mortgage Revenue
                Refunding Bonds (FHA-Insured Mortgage Loan - Normandy Woods III
                Apartments Project), Series 1996A:
          700    6.000%, 7/01/17                                                             7/06 at 102         AAA        722,750
        2,000    6.100%, 7/01/25                                                             7/06 at 102         AAA      2,045,980
          620   Community Development Administration, Department of Housing and              5/02 at 102         Aa2        638,166
                 Community Development, Maryland, Multifamily Housing Revenue
                 Bonds (Insured Mortgage Loans), 1992 Series A, 6.850%, 5/15/33
                 (Alternative Minimum Tax)
        1,150   Community Development Administration, Department of Housing                  5/03 at 102         Aa2      1,190,860
                 and Community Development, Maryland, Multifamily Housing
                 Revenue Bonds (Insured Mortgage Loans), 1993 Series B,
                 6.625%, 5/15/23
        2,500   Community Development Administration, Department of Housing                  1/09 at 101         Aa2      2,431,550
                 and Community Development, Maryland, Housing Revenue Bonds,
                 1999 Series A, 5.350%, 7/01/41 (Alternative Minimum Tax)
          880   Community Development Administration, Department of Housing                  1/10 at 100         Aa2        916,687
                 and Community Development, Maryland, Housing Revenue Bonds,
                 Series 1999B, 6.250%, 7/01/32 (Alternative Minimum Tax)
        1,450   Community Development Administration, Department of Housing                  2/11 at 101         Aaa      1,499,344
                 and Community Development, Maryland, Multifamily Development
                 Revenue Bonds (Edgewater Village Apartments Project),
                 Series 2000B, 5.800%, 8/01/20 (Alternative Minimum Tax)
        3,075   Community Development Administration, Department of                          5/03 at 102          Aa      3,117,958
                 Housing and Community Development, Maryland, Multifamily Housing
                 Revenue Bonds (Insured Mortgage Loans), 1993 Series D,
                 6.050%, 5/15/24
        2,000   Housing Opportunities Commission of Montgomery County,                       7/05 at 102         Aa2      2,087,780
                 Maryland, Multifamily Housing Revenue Bonds, 1995 Series A,
                 5.900%, 7/01/15
        1,500   Housing Opportunities Commission of Montgomery County,                       7/06 at 102         Aaa      1,549,815
                 Maryland, Multifamily Housing Revenue Bonds, 1996 Series B,
                 5.900%, 7/01/26
        3,830   Housing Opportunities Commission of Montgomery County, Maryland,             7/08 at 101         Aaa      3,738,923
                 Multifamily Housing Development Bonds, 1998 Series A,
                 5.200%, 7/01/30
        2,000   Housing Opportunities Commission of Montgomery County, Maryland,             7/10 at 100         Aaa      2,105,520
                 Multifamily Housing Development Bonds, Series 2000A,
                 6.100%, 7/01/30
        1,000   Housing Authority of Prince Georges County, Maryland, Mortgage               1/03 at 102         AAA      1,035,200
                 Revenue Refunding Bonds (GNMA Collateralized - Stevenson
                 Apartments Project), Series 1993A, 6.350%, 7/20/20
                Housing Authority of Prince Georges County, Maryland, Mortgage
                Revenue Refunding Bonds (Cherry Hill Apartments Project),
                Series1993A:
        1,090    5.900%, 9/20/10                                                             9/03 at 102         AAA      1,138,178
        1,930    6.000%, 9/20/15                                                             9/03 at 102         AAA      1,998,438
        1,500   Housing Authority of Prince Georges County, Maryland, Mortgage              12/04 at 102         AAA      1,589,340
                 Revenue Refunding Bonds (GNMA Collateralized - Riverview
                 Terrace Apartments Project), Series 1995A, 6.700%, 6/20/20
                Housing Authority of Prince Georges County, Maryland, Mortgage
                Revenue Refunding Bonds (GNMA Collateralized - Overlook
                Apartments Project), Series 1995A:
        2,000    5.700%, 12/20/15                                                           12/05 at 102         AAA      2,073,960
        1,670    5.750%, 12/20/19                                                           12/05 at 102         AAA      1,714,806
        1,000   Housing Authority of Prince Georges County, Maryland, Mortgage              11/01 at 100         AAA      1,000,210
                 Revenue Refunding Bonds (Collateralized - Foxglenn
                 Apartments Project), Series 1998A, 5.450%,
                 11/20/14 (Alternative Minimum Tax)
          540   Housing Authority of Prince Georges County, Maryland,                        9/09 at 10          AAA        558,263
                 Mortgage Revenue Bonds (GNMA Collateralized - University
                 Landing at Langley Apartments Project), Series 1999,
                 6.100%, 3/20/41 (Alternative Minimum Tax)
        1,000   City of Salisbury, Maryland, Mortgage Revenue Refunding                     12/04 at 102         AAA      1,044,380
                 Bonds (FHA-Insured Mortgage Loan - College Lane Apartments
                 Project), Series 1995A, 6.600%, 12/01/26
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.2%
          595   Community Development Administration, Department of Housing                  4/04 at 102         Aa2        610,405
                 and Community Development, State of Maryland, Single Family
                 Program Bonds, 1994 First Series, 5.900%, 4/01/11

                            Nuveen Maryland Premium Income Municipal Fund (NMY) (continued)
                                    Portfolio of INVESTMENTS May 31, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)
$       1,000   Community Development Administration, Department of Housing and              4/04 at 102          Aa   $   1,031,620
                 Community Development, State of Maryland, Single Family Program
                 Bonds, 1994 Fourth Series, 6.450%, 4/01/14
        2,580   Community Development Administration, Department of Housing and              4/04 at 102          Aa       2,655,517
                 Community Development, State of Maryland, Single Family Program
                 Bonds, 1994 Fifth Series, 6.750%, 4/01/26
                 (Alternative Minimum Tax)
          625   Community Development Administration, Department of Housing and              4/03 at 102         Aa2         645,494
                 Community Development, State of Maryland, Single Family Program
                 Bonds, 1992 Fourth Series, 6.800%, 4/01/22
                 (Alternative Minimum Tax)
        1,250   Community Development Administration, Department of Housing and              4/04 at 102          Aa       1,301,875
                 Community Development, State of Maryland, Single Family Program
                 Bonds, 1993 Third Series, 4.950%, 4/01/06
        1,490   Community Development Administration, Department of Housing and              9/09 at 100         Aa2       1,568,210
                 Community Development, State of Maryland, Residential Revenue
                 Bonds, 1999 Series H, 6.250%, 3/01/31 (Alternative Minimum Tax)
        1,990   Community Development Administration, Department of Housing and              9/09 at 100         Aa2       2,071,709
                 Community Development, State of Maryland, Residential Revenue
                 Bonds, 2000 Series B, 6.150%, 9/01/32 (Alternative Minimum Tax)
        1,995   Community Development Administration, Department of Housing and              3/10 at 100         Aa2       2,104,705
                 Community Development, State of Maryland, Residential Revenue
                 Bonds, 2000 Series D, 6.250%, 9/01/32 (Alternative Minimum Tax)
        1,000   Community Development Administration, Department of Housing and              4/06 at 102         Aa2       1,045,930
                 Community Development, State of Maryland, Single Family Program
                 Bonds, 1996 Sixth Series, 6.200%, 4/01/22
                 (Alternative Minimum Tax)
        1,895   Housing Opportunities Commission of Montgomery County, Maryland,             7/04 at 102         Aa2       2,009,174
                 Single Family Mortgage Revenue Bonds, 1994 Series A,
                 6.600%, 7/01/14
          885   Housing Authority of Prince Georges County, Maryland, GNMA/FNMA              6/04 at 102         AAA         909,338
                 Collateralized Single Family Mortgage Revenue Bonds, Series
                 1994A, 6.350%, 6/01/11 (Alternative Minimum Tax)
        1,665   Housing Authority of Prince Georges County, Maryland, FHLMC/FNMA/GNMA        8/07 at 102         AAA       1,705,343
                 Collateralized Single Family Mortgage Revenue Bonds, Series 1997,
                 5.625%, 8/01/17 (Alternative Minimum Tax)
          750   Housing Authority of Prince Georges County, Maryland, FHLMC/FNMA/GNMA       No Opt. Call         AAA         786,758
                 Collateralized Single Family Mortgage Revenue Bonds, Series 2000A,
                 6.150%, 8/01/19
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.5%
        1,000   Carroll County, Maryland, Refunding Revenue Bonds (Fairhaven and             1/09 at 101          AA       1,017,730
                 Copper Ridge), EMA Obligated Group Issue, Series 1999A,
                 5.625%, 1/01/25
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 10.0%
        1,000   Baltimore County, Maryland, General Obligation Metropolitan District         8/03 at 102         AAA       1,020,510
                 Bonds, 64th Issue, 4.900%, 8/01/11
        1,000   Mayor and City Council of Baltimore, City of Baltimore, Maryland,           No Opt. Call          A+       1,181,480
                 General Obligation Serial Bonds, Consolidated Public Improvement
                 Bonds of 1989, Series B, 7.150%, 10/15/08
                Mayor and City Council of Baltimore, City of Baltimore, Maryland,
                General Obligation Serial Bonds, Consolidated Public Improvement
                Refunding Bonds of 1995, Series A:
        1,200    7.375%, 10/15/03                                                           No Opt. Call         AAA       1,315,068
        5,000    7.250%, 10/15/04                                                           No Opt. Call         AAA       5,607,650
        1,000   Mayor and City Council of Baltimore, City of Baltimore, Maryland,           No Opt. Call         AAA       1,139,910
                 General Obligation Serial Bonds, Consolidated Public Improvement
                 Bonds of 1991, Series C, 6.375%, 10/15/07
        3,000   Frederick County, Maryland, General Obligation Public Facilities             7/09 at 101          AA       3,074,220
                 Bonds of 1999, 5.250%, 7/01/18
          500   Frederick County, Maryland, Villages of Lake, Linganore Community            7/10 at 102          AA         502,625
                 Development Authority, Special Obligation Bonds, Series 2001A,
                 5.700%, 7/01/29
        3,000   Montgomery County, Maryland, General Obligation Bonds, Consolidated          1/10 at 101         AAA       3,202,020
                 Public Improvement Bonds of 2000, Series A, 5.750%, 1/01/19
          925   Northern Mariana Islands Commonwealth, General Obligation Bonds,             6/10 at 100           A         944,000
                 Series 2000A, 6.000%, 6/01/20
        1,000   Prince Georges County, Maryland, General Obligation Bonds,                   3/03 at 102         AAA       1,045,740
                 Consolidated Public Improvement Bonds, Series 1993,
                 5.750%, 3/15/09
          500   Commonwealth of Puerto Rico, General Obligation Bonds, Public                7/10 at 100         AAA         527,645
                 Improvement Bonds of 2000, 5.750%, 7/01/26

   PRINCIPAL                                                                               OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)
$       2,200   Puerto Rico Public Building Authority, Public Education and Health       7/03 at 101 1/2           A   $   2,269,652
                 Facilities Refunding Bonds, Series M, Guaranteed by the
                 Commonwealth of Puerto Rico, 5.750%, 7/01/15
          460   Wicomico County, Maryland, General Obligation Bonds, Public                 12/09 at 101         AAA         490,792
                 Improvement Bonds of 1999, 5.750%, 12/01/19
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 8.6%
        2,730   Anne Arundel County, Maryland, General Obligation Bonds,                     4/03 at 102         AA+       2,806,276
                 Consolidated Water and Sewer Series, 1993 Refunding
                 Series, 5.250%, 4/15/12
        1,000   Mayor and City Council of Baltimore, Maryland, Emergency                    10/07 at 102          AA       1,005,690
                 Telecommunications Facilities, Certificates of
                 Participation, Series 1997A, 5.000%, 10/01/17
        1,465   Maryland Department of Housing and Community Development,                    6/08 at 101         Aaa       1,468,545
                 Community Development Administration, Infrastructure
                 Financing Bonds (MBIA-Insured), 1998 Series B, 5.200%,
                 6/01/28 Maryland Department of Transportation,
                Certificates of Participation, Series 2000:
          950    5.500%, 10/15/19 (Alternative Minimum Tax)                                 10/10 at 101          AA         970,653
        1,005    5.500%, 10/15/20 (Alternative Minimum Tax)                                 10/10 at 101          AA       1,025,231
        4,455   Maryland Stadium Authority, Sports Facilities Lease Revenue Bonds,           3/06 at 101         AAA       4,638,992
                 Series 1996, 5.750%, 3/01/18
          635   New Baltimore City Board of School Commissioners, Maryland, School          11/10 at 100         AA+         649,256
                 System Revenue Bonds, Series 2000, 5.125%, 11/01/15
        1,000   Puerto Rico Highway and Transportation Authority, Highway Revenue            7/16 at 100           A       1,020,330
                 Bonds, Series Y of 1996, 5.500%, 7/01/36
        2,000   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin              10/10 at 101        BBB-       2,146,900
                 Islands Gross Receipts Taxes Loan Note), Series 1999A,
                 6.500%, 10/01/24
        1,250   Washington Suburban Sanitary District, Montgomery and Prince                 1/02 at 102         AAA       1,294,138
                 Georges Counties, Maryland, General Construction Refunding
                 Bonds of 1991, Second Series, 6.100%, 1/01/04
                Washington Suburban Sanitary District, Montgomery and Prince Georges
                Counties, Maryland, General Construction Bonds of 2000:
        1,085    5.250%, 6/01/20                                                             6/10 at 100         AAA       1,101,720
        1,205    5.250%, 6/01/21                                                             6/10 at 100         AAA       1,221,822
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.2%
        5,500   Maryland Transportation Authority, Special Obligation Revenue Bonds          7/04 at 102         AAA       5,816,745
                 (Baltimore/Washington International Airport Projects), Series
                 1994-A (Qualified Airport Bonds), 6.250%, 7/01/14
                 (Alternative Minimum Tax)
        1,500   Maryland Transportation Authority, Revenue Bonds (Transportation             7/02 at 100          A+       1,531,020
                 Facilities Projects), Series 1992, 5.750%, 7/01/15
        2,075   Puerto Rico Ports Authority, Special Facilities Revenue Bonds                6/06 at 102        BBB-       2,123,908
                 (American Airlines, Inc. Project), 1996 Series A, 6.250%,
                 6/01/26 (Alternative Minimum Tax)
        2,000   Washington Metropolitan Area Transit Authority, District of Columbia,       No Opt. Call         AAA       2,203,240
                 Gross Revenue Transit Refunding Bonds, Series 1993,
                 6.000%, 7/01/07
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 4.3%
        1,875   Maryland Health and Higher Educational Facilities Authority, Revenue         7/03 at 102         AAA       1,919,025
                 Bonds, Good Samaritan Hospital Issue, Series 1993,
                 5.750%, 7/01/19
        3,125   Maryland Health and Higher Educational Facilities Authority, Revenue         7/03 at 102         Aaa       3,161,813
                 Bonds, Howard County General Hospital Issue, Series 1993,
                 5.500%, 7/01/25
        2,500   Maryland Health and Higher Educational Facilities Authority, Revenue        No Opt. Call         AAA       2,430,675
                 Bonds, Helix Health Issue, Series 1997, 5.000%, 7/01/27
        1,000   Puerto Rico Infrastructure Financing Authority, Special Obligation          10/10 at 101         AAA       1,041,120
                 Bonds, 2000 Series A, 5.500%, 10/01/20
        1,010   Puerto Rico Telephone Authority, Revenue Bonds, Series N, 5.500%,        1/03 at 101 1/2         AAA       1,062,621
                 1/01/22 (Pre-refunded to 1/01/03)
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 19.3%
        6,000   Anne Arundel County, Maryland, Pollution Control Revenue Refunding           4/04 at 102           A       6,167,520
                 Bonds (Baltimore Gas and Electric Company Project), Series 1994,
                 6.000%, 4/01/24

         Nuveen Maryland Premium Income Municipal Fund (NMY) (continued)
                      Portfolio of INVESTMENTS May 31, 2001
   PRINCIPAL                                                                               OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)
$       6,500   Calvert County, Maryland, Pollution Control Revenue Refunding Bonds          7/04 at 102           A   $   6,700,525
                 (Baltimore Gas and Electric Company Project), Series 1993,
                 5.550%, 7/15/14
        9,600   Montgomery County, Maryland, Solid Waste System Revenue Bonds, 1993          6/03 at 102         AAA       9,975,744
                 Series A, 5.875%, 6/01/13 (Alternative Minimum Tax)
                Northeast Maryland Waste Disposal Authority, Resource Recovery
                Revenue Refunding Bonds (Southwest Resource Recovery Facility),
                Series 1993:
        3,000    7.150%, 1/01/04                                                            No Opt. Call         AAA       3,269,040
        4,675    7.200%, 1/01/05                                                             1/04 at 102         AAA       5,162,042
        5,000   Prince Georges County, Maryland, Pollution Control Revenue                   1/03 at 102          A1       5,198,449
                 Refunding Bonds (Potomac Electric Project), 1993 Series,
                 6.375%, 1/15/23
        5,750   Prince Georges County, Maryland, Solid Waste Management System               6/03 at 102         AAA       5,878,799
                 Revenue Bonds, Series 1993, 5.250%, 6/15/13
        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T,
                 5.500%, 7/01/20                                                             7/04 at 100          A-       1,009,099
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.9%
        3,000   Mayor and City Council of Baltimore, City of Baltimore, Maryland,           No Opt. Call         AAA       2,945,459
                 Project and Refunding Revenue Bonds (Water Projects),
                 Series 1994-A, 5.000%, 7/01/24
        2,000   Mayor and City Council of Baltimore, City of Baltimore, Maryland,            7/08 at 101         AAA       1,957,219
                 Project and Refunding Revenue Bonds (Water Projects), Series
                 1998-A, 5.000%, 7/01/28
        1,000   Mayor and City Council of Baltimore, City of Baltimore, Maryland,            7/06 at 101         AAA       1,020,799
                 Project and Refunding Revenue Bonds (Water Projects), Series
                 1996-A, 5.500%, 7/01/26
                Mayor and City Council of Baltimore, City of Baltimore, Maryland,
                Project and Refunding Revenue Bonds (Water Projects),
                Series 2000-A:
          590    6.000%, 7/01/15                                                             7/10 at 100         AAA         647,294
          500    6.000%, 7/01/17                                                             7/10 at 100         AAA         545,074
        1,500   City of Baltimore, Maryland, Project and Refunding Revenue Bonds             7/10 at 100         AAA       1,550,549
                 (Wastewater Projects), Series 2000A, 5.625%, 7/01/30
------------------------------------------------------------------------------------------------------------------------------------
$     217,715   Total Investments (cost $215,750,105) - 98.6%                                                            221,071,963
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.4%                                                                       3,228,698
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 224,300,661
                ====================================================================================================================

     * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

     N/R  Investment is not rated.


                 See accompanying notes to financial statements.


             Nuveen Maryland Dividend Advantage Municipal Fund (NFM)
                      Portfolio of INVESTMENTS May 31, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.0%
$       3,000   The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds,            7/10 at 100         Aa3   $   3,114,810
                 Series 2000, 5.750%, 7/01/20
                Tobacco Settlement Revenue Management Authority, Tobacco Settlement
                Asset-Backed Bonds, Series 2001B:
        1,205    6.000%, 5/15/22                                                             5/11 at 101          A1       1,207,350
        1,075    6.375%, 5/15/28                                                             5/11 at 101          A1       1,079,160
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 3.4%
                Frederick County, Maryland, Educational Facilities Revenue Bonds,
                Mount Saint Mary's College, Series 2001A:
          465    5.700%, 9/01/20                                                             3/10 at 101         BBB         464,251
        1,000    5.750%, 9/01/25                                                             3/10 at 101         BBB         992,790
          500    5.800%, 9/01/30                                                             3/10 at 101         BBB         497,645
          500   Maryland Health and Higher Educational Facilities Authority,                 7/08 at 102         BBB-        493,390
                 Educational Facilities Leasehold Mortgage Revenue Bonds,
                 McLean School Issue, 6.000%, 7/01/31
                Puerto Rico Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds (Ana G. Mendez University System
                Project), Series 1999:
          215    5.375%, 2/01/19                                                             2/09 at 101         BBB         203,940
          410    5.375%, 2/01/29                                                             2/09 at 101         BBB         377,389
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 5.9%
          150   Illinois Health Facilities Authority, Revenue Bonds, Edward Hospital         2/11 at 101         AAA         144,590
                 Obligation Group, Series 2001B, 5.250%, 2/15/34
        2,725   Maryland Health and Higher Educational Facilities Authority, Kaiser          6/09 at 101           A       2,687,831
                 Permanente Revenue Bonds, 1998 Series A, 5.375%, 7/01/15
        1,000   Maryland Health and Higher Educational Facilities Authority, Revenue         7/08 at 102          A2         929,960
                 Bonds, Calvert Memorial Hospital Issue, Series 1998,
                 5.000%, 7/01/28
        1,000   Maryland Health and Higher Educational Facilities Authority, Revenue         7/08 at 101         AAA         987,120
                 Bonds, Anne Arundel Medical Center Issue, Series 1998,
                 5.125%, 7/01/28
          570   Maryland Health and Higher Educational Facilities Authority, Hospital        7/08 at 101          A3         529,177
                 Refunding and Revenue Bonds, Union Hospital of Cecil County Issue,
                 Series 1998, 5.100%, 7/01/22
           20   Prince Georges County, Maryland, Project and Refunding Revenue Bonds,        7/04 at 102         N/R           9,966
                 Dimensions Health Corporation Issue, Series 1994, 5.300%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.0%
          750   Baltimore County, Maryland, Mortgage Revenue Refunding Bonds (GNMA          10/08 at 102         AAA         729,480
                 Collateralized - Cross Creek Apartments Project), Series 1998A,
                 5.250%, 10/20/33
          750   Housing Opportunities Commission of Montgomery County, Maryland,             7/08 at 101         Aaa         724,343
                 Multifamily Housing Development Bonds, 1998 Series A, 5.250%,
                 7/01/29 (Alternative Minimum Tax)
        2,000   Housing Opportunities Commission of Montgomery County, Maryland,             7/10 at 100         Aaa       2,103,900
                 Multifamily Housing Development Bonds, Series 2000B, 6.200%,
                 7/01/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 17.2%
          215   Community Development Administration, Maryland, Department of Housing        9/09 at 100         Aa2         221,276
                 and Community Development, Residential Housing Revenue Bonds, 1997
                 Series E, 5.700%, 9/01/17
        3,000   Community Development Administration, Maryland, Department of Housing        9/09 at 100         Aa2       3,090,270
                 and Community Development, Residential Revenue Bonds, 2000 Series G,
                 5.950%, 9/01/29 (Alternative Minimum Tax)


       Nuveen Maryland Dividend Advantage Municipal Fund (NFM) (continued)
                      Portfolio of INVESTMENTS May 31, 2001
   PRINCIPAL                                                                               OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)
$       2,000   Community Development Administration, Maryland, Department of Housing        9/10 at 100         Aa2   $   2,024,060
                 and Community Development, Residential Revenue Bonds, Series H,
                 5.800%, 9/01/32 (Alternative Minimum Tax)
        4,250   Community Development Administration, Maryland, Department of Housing       10/10 at 100         Aa2       4,185,783
                 and Community Development, Single Family Program Bonds, First
                 Series 2001, 5.000%, 4/01/17
        1,000   Community Development Administration, Maryland, Department of Housing        9/10 at 100         Aa2         998,710
                 and Community Development, Residential Revenue Bonds, Series 2001B,
                 5.450%, 9/01/32 (Alternative Minimum Tax)
        3,200   Housing Opportunities Commission of Montgomery County, Maryland,             7/07 at 102         Aa2       3,399,360
                 Single Family Mortgage Revenue Bonds, 1997 Series A,
                 5.750%, 7/01/13
        1,500   Housing Authority of Prince Georges County, Maryland, Single Family          8/07 at 102         AAA       1,531,200
                 Mortgage Revenue Bonds, FHLMC/FNMA/GNMA Collateralized, Series
                 1997, 5.750%, 8/01/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.1%
        1,000   Maryland Health and Higher Educational Facilities Authority, Revenue         4/11 at 101         N/R         996,820
                 Bonds (Collington Episcopal Life), Series 2001A, 6.750%, 4/01/23
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 17.7%
                Anne Arundel County, Maryland, General Obligation Bonds, Various
                Purpose, Series 2001:
          580    4.800%, 2/15/18                                                             2/11 at 101         AA+         563,534
          900    5.000%, 2/15/28                                                             2/11 at 101         AA+         880,587
                Howard County, Maryland, Consolidated Public Improvement Bonds,
                Series 2001A:
        1,150    4.750%, 2/15/18                                                             2/09 at 101         AAA       1,110,038
        1,210    4.750%, 2/15/19                                                             2/09 at 101         AAA       1,161,056
        1,220    4.750%, 2/15/20                                                             2/09 at 101         AAA       1,165,149
        1,360    4.750%, 2/15/21                                                             2/09 at 101         AAA       1,293,374
        1,680   State of Maryland, General Obligation Bonds, State and Local                No Opt. Call         AAA       1,815,744
                 Facilities Loan of 2001, First Series, 5.500%, 3/01/15
        2,000   Montgomery County, Maryland, Consolidated Public Improvement Bonds,          2/11 at 101         AAA       2,029,440
                 Series 2001, 4.750%, 2/01/13
          430   Northern Mariana Islands Commonwealth, General Obligation Bonds,             6/10 at 100           A         438,832
                 Series 2000A, 6.000%, 6/01/20
          740   Mayor and City Council of Ocean City, Maryland, General Obligation           3/11 at 101         AAA         721,914
                 Municipal Purpose Bonds, Series 2001, 4.875%, 3/01/19
                Commonwealth of Puerto Rico, Public Improvement Bonds of 1998:
          615    4.875%, 7/01/23                                                             7/08 at 101         AAA         592,423
        2,400    5.000%, 7/01/27                                                             7/08 at 101           A       2,307,288
          410   Commonwealth of Puerto Rico, General Obligation Public Improvement           7/08 at 101         AAA         404,182
                 Refunding Bonds, Series 1998B,
                 5.000%, 7/01/24
          410   Commonwealth of Puerto Rico, General Obligation Public Improvement           7/08 at 101           A         391,890
                 Bonds of 1999, 5.000%, 7/01/28
        1,000   Commonwealth of Puerto Rico, General Obligation Public Improvement           7/11 at 100         AAA         989,510
                 Bonds, Refunding Series 2001, 5.125%, 7/01/30
                 (WI, settling 6/07/01)
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 27.0%
          500   Mayor and City Council of Baltimore, Maryland, Convention Center             9/08 at 102         AAA         497,890
                 Refunding Revenue Bonds, Series 1998, 5.000%, 9/01/19
        1,230   New York City Transitional Finance Authority, Future Tax Secured             5/09 at 101         AA+       1,170,468
                 Bonds, Fiscal 1999 Series C, 5.000%, 5/01/29
                Puerto Rico Highway and Transportation Authority, Transportation
                Revenue Bonds, Series A:
        3,805    5.000%, 7/01/28                                                             7/08 at 101         AAA       3,727,416
          455    5.000%, 7/01/38                                                             7/08 at 101         AAA         439,002
                Puerto Rico Infrastructure Financing Authority, Special Tax Revenue
                Bonds, Series 1997A:
        2,150    5.000%, 7/01/21                                                             1/08 at 101         AAA       2,137,788
        1,230    5.000%, 7/01/28                                                             1/08 at 101         AAA       1,204,920
        6,830   Puerto Rico Public Building Authority, Government Facilities Revenue     7/07 at 101 1/2         AAA       6,702,825
                 Bonds, Series B, Guaranteed by the Commonwealth of Puerto Rico,
                 5.000%, 7/01/27

   PRINCIPAL                                                                               OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)
$       1,290   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin              10/10 at 101        BBB-   $   1,381,629
                 Islands Gross Receipts Taxes Loan Note), Series 1999A,
                 6.375%, 10/01/19
                Washington Suburban Sanitary District, Montgomery and Prince
                Georges Counties, General Construction Bonds, Series 2001:
          810    4.750%, 6/01/20                                                             6/11 at 100         AAA         777,381
          850    4.750%, 6/01/21                                                             6/11 at 100         AAA         812,150
          895    5.000%, 6/01/22                                                             6/11 at 100         AAA         885,253
          935    5.000%, 6/01/23                                                             6/11 at 100         AAA         922,116
          985    5.000%, 6/01/24                                                             6/11 at 100         AAA         969,782
        1,035    5.000%, 6/01/25                                                             6/11 at 100         AAA       1,017,250
          365   Washington Suburban Sanitary District, Montgomery and Prince Georges         6/11 at 100         AAA         350,301
                 Counties, Sewerage Disposal Bonds, Series 2001, 4.750%, 6/01/20
        1,290   Washington Suburban Sanitary District, Montgomery and Prince Georges         6/11 at 100         AAA       1,238,052
                 Counties, Water Supply Bonds, Series 2001, 4.750%, 6/01/20
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 6.3%
        1,000   Maryland Transportation Authority, Transportation Facilities Project        No Opt. Call         AAA       1,178,720
                 Revenue Bonds, First Series Refunding, 6.800%, 7/01/16
                Puerto Rico Infrastructure Financing Authority, Special Obligation
                Bonds, 2000 Series A:
        2,300    5.500%, 10/01/32                                                           10/10 at 101         AAA       2,379,166
        2,000    5.500%, 10/01/40                                                           10/10 at 101         AAA       2,062,520
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.9%
        1,000   Public Utility District No. 1 of Chelan County, Washington, Hydro            7/11 at 101         AAA         994,640
                 Consolidated System Revenue Bonds, Series 2001A, 5.600%, 1/01/36
                 (Alternative Minimum Tax)
                Guam Power Authority, Revenue Bonds, 1999 Series A:
          890    5.125%, 10/01/29                                                           10/09 at 101         AAA         879,445
        1,000    5.125%, 10/01/29                                                           10/09 at 101         AAA         988,140
        2,500   Maryland Energy Financing Administration, Limited Obligation                 9/05 at 102         N/R       2,582,650
                 Congeneration Revenue Bonds (AES Warrior Run Project),
                 Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)
        2,530   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series HH,        7/10 at 101         AAA       2,548,596
                 5.250%, 7/01/29
        1,800   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,         7/05 at 100          A-       1,804,824
                 Series Z, 5.250%, 7/01/21
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.4%
        1,100   Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue            12/10 at 101         AAA       1,112,616
                 Bonds, Series 2000, 5.500%, 12/01/30
        1,000   Mayor and City Council of Baltimore, Maryland, Project and Refunding        No Opt. Call         AAA         981,819
                 Revenue Bonds (Water Projects), Series 1994-A, 5.000%, 7/01/24
        1,015   Mayor and City Council of Baltimore, Maryland, Project and Refunding         7/08 at 101         AAA         993,288
                 Revenue Bonds (Water Projects), Series 1998-A, 5.000%, 7/01/28
------------------------------------------------------------------------------------------------------------------------------------
$      92,395   Total Investments (cost $93,249,166) - 102.9%                                                             92,330,179
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (2.9)%                                                                   (2,590,296)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $  89,739,883
                ====================================================================================================================

     * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

     N/R  Investment is not rated.

     (WI) Security purchased on a when-issued basis.


                 See accompanying notes to financial statements.


            Nuveen North Carolina Premium Income Municipal Fund (NNC)
                      Portfolio of INVESTMENTS May 31, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 4.0%
$       3,500   Haywood County Industrial Facilities and Pollution Control Financing        12/05 at 102        BBB+   $   3,405,920
                 Authority, North Carolina, Environmental Improvement Revenue Bonds
                 (Champion International Corporation Project), Series 1995A, 5.750%,
                 12/01/25 (Alternative Minimum Tax)
        2,000   Haywood County Industrial Facilities and Pollution Control Financing         3/06 at 102        Baa1       2,004,200
                 Authority, North Carolina, Pollution Control Refunding Revenue Bonds
                 (Champion International Corporation Project), Series 1995,
                 6.000%, 3/01/20
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.1%
                State of North Carolina, State Education Assistance Authority,
                Guaranteed Student Loan Revenue Bonds, 1995 Series A
                (Subordinate Lien):
        1,000    6.050%, 7/01/10 (Alternative Minimum Tax)                                   7/05 at 102           A       1,041,040
        2,400    6.300%, 7/01/15 (Alternative Minimum Tax)                                   7/05 at 102           A       2,479,224
        5,875   State of North Carolina, State Education Assistance Authority,               7/06 at 102           A       6,087,734
                 Guaranteed Student Loan Revenue Bonds, 1996 Series C (Subordinate
                 Lien), 6.350%, 7/01/16 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 18.2%
                Charlotte-Mecklenburg Hospital Authority, North Carolina, Health
                Care System Revenue Bonds, Series 1992:
        1,500    5.750%, 1/01/12                                                             1/02 at 102          AA       1,533,615
        2,150    6.250%, 1/01/20                                                             1/02 at 102          AA       2,200,934
        2,000   North Carolina Medical Care Commission, Health Care Facilities              10/09 at 101           A       2,077,400
                 Revenue Bonds (Stanly Memorial Hospital Project), Series 1999,
                 6.375%, 10/01/29
        7,000   North Carolina Medical Care Commission, Health Care Facilities              10/11 at 101         AAA       6,608,840
                 Revenue Bonds (WakeMed Project), Series 2001, 5.000%, 10/01/32
        3,000   North Carolina Medical Care Commission, Hospital Revenue Refunding           5/02 at 102         AA-       3,023,520
                 Bonds (Carolina Medicorp Project), Series 1992, 5.500%, 5/01/15
        5,615   North Carolina Medical Care Commission, Hospital Revenue Bonds              10/08 at 101         AA-       4,945,074
                 (FirstHealth of the Carolinas Project), Series 1998,
                 4.750%, 10/01/26
        4,090   Board of Governors of the University of North Carolina, University           2/06 at 102          AA       3,955,071
                 of North Carolina Hospitals at Chapel Hill, Revenue Bonds,
                 Series 1996, 5.250%, 2/15/26
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.8%
        1,000   Housing Authority of the City of Asheville, North Carolina,                 11/07 at 102         AAA       1,003,490
                 Multifamily Housing Revenue Bonds (GNMA Collateralized -
                 Woodridge Apartments), Series 1997, 5.800%, 11/20/39
                 (Alternative Minimum Tax)
        1,000   City of Charlotte, North Carolina, Mortgage Revenue Refunding                1/03 at 105         AAA       1,022,080
                 Bonds (FHA-Insured Mortgage Loan - Tryon Hills Apartments
                 Project), Series 1993A, 5.875%, 1/01/25
                North Carolina Housing Finance Agency, Multifamily Revenue Bonds
                (FHA-Insured Mortgage Loan Resolution), Series 1993:
          650    5.800%, 7/01/14                                                             1/03 at 102          AA         657,703
        1,000    5.900%, 7/01/26                                                             1/03 at 102          AA       1,013,440
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 15.5%
        4,400   North Carolina Housing Finance Agency, Single Family Revenue Bonds,          3/04 at 102          AA       4,592,588
                 Series X, 1985 Resolution, 6.700%, 9/01/26
                 (Alternative Minimum Tax)

   PRINCIPAL                                                                               OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)
$       2,665   North Carolina Housing Finance Agency, Single Family Revenue Bonds,          9/02 at 102          AA   $   2,755,637
                 Series V, 1985 Resolution, 6.800%, 9/01/25
                 (Alternative Minimum Tax)
        6,570   North Carolina Housing Finance Agency, Home Ownership Revenue Bonds,         7/09 at 100          AA       6,859,540
                 Series 6A, 1998 Trust Agreement, 6.200%, 1/01/29
        4,125   North Carolina Housing Finance Agency, Single Family Revenue Bonds,          3/06 at 102          AA       4,249,080
                 Series HH, 1985 Resolution, 6.300%, 3/01/26
                 (Alternative Minimum Tax)
        2,425   North Carolina Housing Finance Agency, Home Ownership Program Bonds,         7/10 at 100         AAA       2,393,936
                 Series 10A, 1998 Trust Agreement, 5.400%, 7/01/32
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 6.2%
        2,000   Orange County, General Obligation School Bonds, Series 1994,                 2/04 at 102         AA+       2,090,020
                 5.500%, 2/01/11
        6,250   Commonwealth of Puerto Rico, General Obligation Public Improvement       7/06 at 101 1/2           A       6,306,375
                 Bonds of 1996, 5.400%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 13.7%
        6,000   City of Charlotte, North Carolina, Refunding Certificates of                12/03 at 102         AAA       6,017,880
                 Participation (Convention Facility Project), Series 1993C,
                 5.250%, 12/01/20
        2,180   City of Concord, North Carolina, Certificates of Participation,              6/06 at 102         AAA       2,322,485
                 Series 1996A, 6.125%, 6/01/21
        3,970   City of Durham, North Carolina, Certificates of Participation                7/02 at 102          AA       4,200,339
                 (Water Utility Improvements), 6.375%, 7/15/12
          750   Johnston County Finance Corporation, North Carolina, Installment             8/09 at 101         AAA         752,925
                 Payment Revenue Bonds (School and Museum Projects), Series 1999,
                 5.250%, 8/01/21
        5,000   Puerto Rico Highway and Transportation Authority, Highway Revenue        7/06 at 101 1/2         AAA       5,109,950
                 Bonds, Series Y of 1996, 5.500%, 7/01/26
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.2%
        6,000   Raleigh-Durham Airport Authority, Airport Revenue Bonds, Series              5/11 at 101         Aaa       5,698,920
                 2001A, 5.000%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 7.4%
                Charlotte-Mecklenburg Hospital Authority, North Carolina, Health
                Care System Revenue Bonds, Series 1992:
        1,000    5.750%, 1/01/12 (Pre-refunded to 1/01/02)                                   1/02 at 102        AA***      1,036,870
        2,940    6.250%, 1/01/20 (Pre-refunded to 1/01/02)                                   1/02 at 102        AA***      3,056,836
        2,680   North Carolina Municipal Power Agency Number 1, Catawba Electric            No Opt. Call         AAA       3,438,092
                 Revenue Bonds, Series 1980,
                 10.500%, 1/01/10
        2,280   Board of Governors of the University of North Carolina, University           2/02 at 102        AA***      2,375,144
                 of North Carolina Hospitals at Chapel Hill, Revenue Bonds, Series
                 1992, 6.000%, 2/15/24 (Pre-refunded to 2/15/02)
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 12.2%
        5,900   City of Fayetteville, North Carolina, Public Works Commission Revenue        3/07 at 101         AAA       5,790,732
                 Bonds, Series 1997, 5.125%, 3/01/24
        5,000   North Carolina Eastern Municipal Power Agency, Power System Revenue          1/03 at 102         BBB       4,911,850
                 Bonds, Series 1993-D, 5.600%, 1/01/16
        1,500   North Carolina Eastern Municipal Power Agency, Power System Revenue      9/03 at 102 1/2         BBB       1,495,440
                 Bonds, Series 1985-G, 5.750%, 12/01/16
        4,000   North Carolina Municipal Power Agency Number 1, Catawba Electric             1/10 at 101         BBB+      4,179,480
                 Revenue Bonds, Series 1999B, 6.500%, 1/01/20
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.8%
        4,000   City of Charlotte, North Carolina, Water and Sewer System Revenue            6/10 at 101         AAA       4,001,560
                 Bonds, Series 2000, 5.250%, 6/01/25
        2,000   City of Charlotte, North Carolina, Storm Water Fee Revenue Bonds,            6/10 at 101         AA+       2,156,700
                 Series 2000, 6.000%, 6/01/25

      Nuveen North Carolina Premium Income Municipal Fund (NNC) (continued)
                      Portfolio of INVESTMENTS May 31, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)
$       3,400   Orange Water and Sewer Authority, North Carolina, Water and Sewer            7/03 at 102          AA   $   3,421,079
                 System Revenue and Revenue Refunding Bonds, Series 1993,
                 5.200%, 7/01/16
        2,180   County of Union, North Carolina, Enterprise Systems Revenue Bonds,           6/06 at 102         AAA       2,218,607
                 Series 1996, 5.500%, 6/01/21
------------------------------------------------------------------------------------------------------------------------------------
$     132,995   Total Investments (cost $129,559,746) - 100.1%                                                           134,491,350
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.1)%                                                                      (77,402)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 134,413,948
                ====================================================================================================================

     * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

     ***  Securities are backed by an escrow or trust containing sufficient U.S.
          Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.


                 See accompanying notes to financial statements.


          Nuveen North Carolina Dividend Advantage Municipal Fund (NRB)
                      Portfolio of INVESTMENTS May 31, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 5.5%
$         750   Columbus County, North Carolina, Industrial Facilities and Pollution         4/07 at 102        BBB+   $     757,343
                 Control Financing Authority, Environmental Improvement Revenue
                 Bonds (International Paper Company Project), 1997 Series A,
                 6.150%, 4/01/21 (Alternative Minimum Tax)
          750   Columbus County, North Carolina, Industrial Facilities and Pollution        12/07 at 102        BBB+         750,795
                 Control Financing Authority, Solid Waste Disposal Revenue Bonds
                 (International Paper Company Project), Series 1996A Refunding,
                 5.800%, 12/01/16 (Alternative Minimum Tax)
        1,100   Northampton County, North Carolina, Industrial Facilities and                2/11 at 101        BBB+       1,112,177
                 Pollution Control Financing Authority, Environmental Improvement
                 Revenue Bonds (International Paper Company Project), Series
                 2001A, 6.200%, 2/01/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 5.9%
        1,000   Puerto Rico Industrial, Tourist, Educational, Medical and Environmental      2/09 at 101         BBB         920,460
                 Control Facilities Financing Authority, Higher Education Revenue
                 Bonds, Series 1999 (Ana G. Mendez University System Project),
                 5.375%, 2/01/29
        2,000   The University of North Carolina at Chapel Hill, General Revenue Bonds,      6/11 at 100         AA+       1,924,860
                 Series 2001A, 5.000%, 12/01/25
------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 2.1%
        1,000   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal Revenue           4/11 at 101        BBB-       1,012,350
                 Bonds (Valero Energy Corporation Project), Series 2001, 6.650%,
                 4/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 18.2%
        2,725   County of New Hanover, North Carolina, Hospital Revenue Bonds (New          10/03 at 102         AAA       2,465,444
                 Hanover Regional Medical Center Project), Series 1993,
                 4.750%, 10/01/23
        2,500   North Carolina Medical Care Commission, Health Care Revenue Bonds            5/07 at 100         AA-       2,397,650
                 (Carolina Medicorp Project), Series 1996, 5.250%, 5/01/26
        2,700   North Carolina Medical Care Commission, Health Care Facilities              10/11 at 101         AAA       2,549,124
                 Revenue Bonds (WakeMed Project), Series 2001, 5.000%, 10/01/32
        1,500   North Carolina Medical Care Commission, Hospital Revenue Bonds              10/08 at 101         AA-       1,321,035
                 (FirstHealth of the Carolinas Project), Series 1998,
                 4.750%, 10/01/26
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.7%
        2,250   Housing Authority of the City of Durham, North Carolina, Multifamily         6/11 at 100         AAA       2,257,132
                 Housing Revenue Bonds (Naples Terrace Apartments Project - FNMA
                 Guaranteed), Series 2001, 5.700%, 6/01/33 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 10.9%
        2,980   North Carolina Housing Finance Agency, Home Ownership Revenue Bonds,         7/09 at 100          AA       3,004,853
                 Series 5A, 1998 Trust Agreement, 5.625%, 7/01/30 (Alternative
                 Minimum Tax)
        2,250   North Carolina Housing Finance Agency, Home Ownership Program Bonds,         7/10 at 100         AAA       2,221,178
                 Series 10A, 1998 Trust Agreement, 5.400%, 7/01/32 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.1%
        2,000   North Carolina Medical Care Commission, Health Care Facilities Revenue       4/11 at 101         N/R       1,982,540
                 Bonds (First Mortgage - Salemtowne Project), Series 2001,
                 6.625%, 4/01/31
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 9.9%
        4,125   Galveston County, Texas, Justice Center and Public Safety Building          No Opt. Call         Aaa       1,220,588
                 Bonds, Series 2001, 0.000%, 2/01/23
        3,500   Commonwealth of Puerto Rico, General Obligation Public Improvement       7/06 at 101 1/2           A       3,531,570
                 Bonds of 1996, 5.400%, 7/01/25


    Nuveen North Carolina Dividend Advantage Municipal Fund (NRB) (continued)
                      Portfolio of INVESTMENTS May 31, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 10.2%
$       2,500   Centennial Authority, North Carolina, Hotel Tax Revenue Bonds                9/07 at 102         AAA   $   2,491,000
                 (Arena Project), Series 1997, 5.125%, 9/01/19
        2,500   County of Forsyth, North Carolina, Certificates of Participation            10/11 at 101         AA+       2,425,375
                 (Public Facilities and Equipment Project), Series 2001,
                 5.000%, 10/01/20
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.9%
        3,000   Raleigh-Durham Airport Authority, Airport Revenue Bonds, Series              5/11 at 101         Aaa       2,849,460
                 2001A, 5.000%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.8%
        1,000   City of Gastonia, North Carolina, Combined Utilities System Revenue          5/11 at 100         AAA         989,790
                 Bonds, Series 2001, 5.100%, 5/01/20
                City of Greenville, North Carolina, Greenville Utilities
                Commission, Combined Enterprise System Revenue Bonds,
                Series 2001:
        1,000    5.250%, 9/01/20                                                             9/11 at 101         AAA       1,002,870
          500    5.250%, 9/01/21                                                             9/11 at 101         AAA         500,170
                North Carolina Eastern Municipal Power Agency, Power System Revenue
                Bonds, Series 1999B Refunding:
        1,000    5.650%, 1/01/16                                                             1/09 at 102         BBB         981,460
        1,775    5.750%, 1/01/24                                                             1/09 at 102         BBB       1,711,899
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 21.0%
        3,040   Broad River Water Authority, North Carolina, Water System Revenue            6/10 at 101         Aaa       3,057,571
                 Bonds, Series 2000, 5.375%, 6/01/26
        3,000   City of Charlotte, North Carolina, Water and Sewer System Revenue            6/11 at 101         AAA       2,954,280
                 Bonds, Series 2001, 5.125%, 6/01/26 (WI, settling 6/07/01)
                City of Greensboro, North Carolina, Combined Enterprise System
                Revenue Bonds, Series 2001A:
          500    5.125%, 6/01/20                                                             6/11 at 101         AA-         496,400
          500    5.125%, 6/01/21                                                             6/11 at 101         AA-         494,455
          500    5.125%, 6/01/22                                                             6/11 at 101         AA-         492,415
          250    5.125%, 6/01/23                                                             6/11 at 101         AA-         245,152
        2,500   City of Raleigh, North Carolina, Combined Enterprise System Revenue          3/09 at 101         AAA       2,309,349
                 Bonds, Series 1999, 4.750%, 3/01/24
------------------------------------------------------------------------------------------------------------------------------------
$      56,695   Total Investments (cost $52,831,793) - 109.2%                                                             52,430,745
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (9.2)%                                                                   (4,415,703)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $  48,015,042
                ====================================================================================================================

     * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

     N/R  Investment is not rated.

     (WI) Security purchased on a when-issued basis.


                 See accompanying notes to financial statements.


               Nuveen Virginia Premium Income Municipal Fund (NPV)
                      Portfolio of INVESTMENTS May 31, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 2.6%
$         500   Industrial Development Authority of Bedford County, Virginia,                2/08 at 102        Baa3   $     457,180
                 Industrial Development Refunding Revenue Bonds (Nekoosa
                 Packaging Corporation), Series 1998, 5.600%, 12/01/25
                 (Alternative Minimum Tax)
        1,900   Industrial Development Authority of Bedford County, Virginia,               12/09 at 101        Baa3       1,920,102
                 Industrial Development Refunding Revenue Bonds (Nekoosa
                 Packaging Corporation), Series 1999A, 6.550%, 12/01/25
                 (Alternative Minimum Tax)
        1,000   Industrial Development Authority of Goochland County, Virginia,             12/08 at 101        Baa3         920,560
                 Industrial Development Refunding Revenue Bonds (Nekoosa
                 Packaging Corporation), Series 1998, 5.650%, 12/01/25
                 (Alternative Minimum Tax)
        2,000   Virginia Small Business Financing Authority, Industrial Development          1/03 at 102         N/R       1,717,140
                 Revenue Bonds (Albion Enterprises, L.L.C. Project), Series 1998A,
                 6.400%, 1/01/14 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 1.0%
        2,000   Industrial Development Authority of the County of Charles City,             No Opt. Call         BBB       1,892,560
                 Virginia, Solid Waste Disposal Facility Revenue Refunding Bonds
                 (USA Waste of Virginia, Inc. Project), Series 1999, 4.875%,
                 2/01/09 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.1%
        1,955   The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds,            7/10 at 100         Aa3       2,029,818
                 Series 2000, 5.750%, 7/01/20
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.8%
        3,500   Industrial Development Authority of the City of Alexandria, Virginia,       10/10 at 101         AAA       3,724,525
                 Fixed Rate Revenue Bonds (Institute for Defense Analyses),
                 Series 2000A, 5.900%, 10/01/30
                Industrial Development Authority of Danville, Virginia, Student
                Housing Revenue Bonds (Collegiate Housing Foundation - Averett
                College Project), Series 1999A:
          500    6.875%, 6/01/20                                                             6/09 at 102         N/R         491,685
        1,500    7.000%, 6/01/30                                                             6/09 at 102         N/R       1,475,340
                Industrial Development Authority of the City of Lynchburg,
                Virginia, Educational Facilities Revenue Bonds (Randolph-Macon
                Womens College), Series 1993:
        2,940    5.875%, 9/01/13                                                             9/03 at 102          A-       3,030,905
        2,500    5.875%, 9/01/23                                                             9/03 at 102          A-       2,541,950
          725   City of Portsmouth, Virginia, Golf Course System Revenue Bonds,              5/07 at 102          AA         687,344
                 Series 1998, 5.000%, 5/01/23
          500   Prince William County Park Authority, Virginia, Park Facilities             10/09 at 101          A3         518,605
                 Revenue Refunding and Improvement Bonds, Series 1999,
                 6.000%, 10/15/28
        3,000   Virginia College Building Authority, Educational Facilities Revenue         11/04 at 100          AA       3,154,830
                 Bonds (University of Richmond Project), Series 1994, 5.550%,
                 11/01/19 (Optional put 11/01/04)
        2,000   Virginia College Building Authority, Educational Facilities Revenue         No Opt. Call         AAA       2,016,440
                 Bonds (Washington and Lee University Project), Series 1998,
                 5.250%, 1/01/31
        1,000   Virginia College Building Authority, Educational Facilities Revenue          4/10 at 101          A+       1,070,800
                 Bonds (Hampton University Project), Series 2000, 6.000%, 4/01/20
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.0%
        4,850   Industrial Development Authority of the County of Fairfax, Virginia,        No Opt. Call          AA       4,657,940
                 Hospital Revenue Refunding Bonds, Series 1993A (Inova Health
                 System Hospitals Project), 5.000%, 8/15/23
        4,650   Industrial Development Authority of the County of Hanover, Virginia,         8/05 at 102         AAA       4,682,364
                 Bon Secours Health System Obligated Group Revenue Bonds, Hospital
                 Revenue Bonds, Series 1995 (Bon Secours Health System Projects),
                 5.500%, 8/15/25
        1,500   Industrial Development Authority of the County of Henrico, Virginia,        No Opt. Call         AAA       1,702,560
                 Health Care Revenue Bonds, Series 1996 (Bon Secours Health System
                 Project), 6.250%, 8/15/20


         Nuveen Virginia Premium Income Municipal Fund (NPV) (continued)
                      Portfolio of INVESTMENTS May 31, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)
$       5,500   Medical College of Virginia Hospitals Authority, General Revenue             7/08 at 102         AAA   $   5,346,770
                 Bonds, Series 1998, 5.125%, 7/01/23
        2,500   Industrial Development Authority of the City of Norfolk, Virginia,          11/04 at 102          AA       2,677,725
                 Hospital Revenue and Refunding Bonds, Series 1994A (Sentara
                 Hospitals - Norfolk), 6.500%, 11/01/13
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.2%
          730   Industrial Development Authority of Arlington County, Virginia,              7/05 at 102           A         763,259
                 Multifamily Housing Mortgage Revenue Bonds (Arlington Housing
                 Corporation), 1995 Series, 5.700%, 7/01/07
        1,515   Industrial Development Authority of Arlington County, Virginia,              5/10 at 100         Aaa       1,573,025
                 Multifamily Housing Revenue Bonds (Patrick Henry Apartments
                 Project), Series 2000, 6.050%, 11/01/32 (Alternative Minimum
                 Tax) (Mandatory put 11/01/20)
        4,445   Redevelopment and Housing Authority of Hampton, Multifamily Housing          7/02 at 104        Baa2       4,645,514
                 Revenue Refunding Bonds (Chase Hampton II Apartments), Series
                 1994, 7.000%, 7/01/24 (Mandatory put 7/01/04)
        1,495   Economic Development Authority of Henrico County, Virginia, Beth             7/09 at 102         AAA       1,547,803
                 Sholom Assisted Living Revenue Bonds (GNMA Mortgage-Backed
                 Securities Financing), Series 1999A, 5.900%, 7/20/29
        1,000   Redevelopment and Housing Authority of Lynchburg, Virginia, Vistas           4/10 at 102         AAA       1,031,060
                 Revenue Bonds (GNMA Mortgage-Backed Securities Financing),
                 Series 2000A, 6.200%, 1/20/40 (Alternative Minimum Tax)
        2,355   Redevelopment and Housing Authority of Suffolk, Mortgage Revenue             7/01 at 100         AAA       2,356,225
                 Refunding Bonds (FHA-Insured Mortgage Loan - Wilson Pines
                 Apartments Section 8 Assisted Project), Series 1993,
                 6.125%, 1/01/23
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.5%
        3,240   Virginia Housing Development Authority, Commonwealth Mortgage Bonds,         1/02 at 102         AA+       3,305,804
                 1992 Series B, Subseries B-5, 6.300%, 1/01/27 (Alternative
                 Minimum Tax)
                Virginia Housing Development Authority, Commonwealth Mortgage Bonds,
                1992 Series B, Subseries B-6:
        4,000    6.200%, 7/01/21 (Alternative Minimum Tax)                                   1/02 at 102         AA+       4,078,280
        2,945    6.250%, 1/01/27 (Alternative Minimum Tax)                                   1/02 at 102         AA+       3,001,603
        2,000   Virginia Housing Development Authority, Commonwealth Mortgage Bonds,         1/08 at 102         AA+       1,962,560
                 1996 Series G, Subseries G-1, 5.300%, 1/01/22 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.1%
                Industrial Development Authority of the City of Winchester,
                Residential Care Facility First Mortgage Revenue Bonds
                (Westminster-Canterbury of Winchester Inc.), Series 1998:
        1,350    5.750%, 1/01/18                                                             1/03 at 102         N/R       1,274,198
        1,000    5.750%, 1/01/27                                                             1/03 at 102         N/R         905,860
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 6.3%
                City of Hampton, Virginia, General Obligation Public Improvement
                Bonds of 2000:
          890    5.750%, 2/01/17                                                             2/10 at 102          AA         954,872
        2,000    6.000%, 2/01/20                                                             2/10 at 102          AA       2,183,700
        1,400   Northern Mariana Islands Commonwealth, General Obligation Bonds,             6/10 at 100           A       1,428,756
                 Series 2000A, 6.000%, 6/01/20
        4,200   Commonwealth of Puerto Rico, General Obligation Public Improvement       7/06 at 101 1/2           A       4,237,884
                 Bonds of 1996, 5.400%, 7/01/25
        1,205   City of Richmond, Virginia, General Obligation Public Improvement            7/03 at 102          AA       1,218,845
                 Bonds, Series 1993B, 5.500%, 7/15/23
        2,000   City of Winchester, Virginia, General Obligation Public Improvement          1/04 at 102          AA       2,064,400
                 and Refunding Bonds, Series 1994, 5.500%, 1/15/14
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 8.9%
                Cumberland County, Virginia, Certificates of Participation,
                Series 1997:
        1,075    6.200%, 7/15/12                                                            No Opt. Call         N/R       1,123,698
        1,350    6.375%, 7/15/17                                                            No Opt. Call         N/R       1,416,731
          500   Dinwiddie County Industrial Development Authority, Virginia, Lease           2/07 at 102         N/R         507,770
                 Revenue Bonds (Dinwiddie County School Facilities Project),
                 Series 1997A, 6.000%, 2/01/18
        1,000   Fairfax County Economic Development Authority, Virginia, Parking             9/09 at 102          AA       1,087,600
                 Revenue Bonds (Vienna II Metrorail Station Project), 1999 First
                 Series, 6.000%, 9/01/18


   PRINCIPAL                                                                               OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)
                Greater Richmond Convention Center Authority, Virginia, Hotel
                Tax Revenue Bonds (Convention Center Expansion Project),
                Series 2000:
$         500    6.125%, 6/15/25                                                             6/10 at 101          A-   $     534,470
        2,000    6.125%, 6/15/29                                                             6/10 at 101          A-       2,133,420
        3,000   Hampton Roads Regional Jail Authority, Virginia, Regional Jail               7/06 at 102         AAA       3,049,950
                 Facility Revenue Bonds, Series
                 1996A, 5.500%, 7/01/24
        1,230   Middlesex County Industrial Development Authority, Virginia, Lease           8/09 at 102         AAA       1,321,414
                 Revenue Bonds (School Facilities Project), Series 1999,
                 6.000%, 8/01/24
        2,000   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin              10/10 at 101        BBB-       2,146,900
                 Islands Gross Receipts Taxes Loan Note), Series 1999A,
                 6.500%, 10/01/24
        2,250   Virginia College Building Authority, Educational Facilities Revenue          2/09 at 101         AA+       2,422,688
                 Bonds (21st Century College Program), Series 2000,
                 6.000%, 2/01/20
        1,120   Virginia Resources Authority, Infrastructure Revenue Bonds (Pooled           5/10 at 101         AAA       1,154,037
                 Loan Bond Program), Series 2000B, 5.500%, 5/01/20
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.1%
        1,900   Metropolitan Washington Airports Authority, Virginia, Airport System        10/02 at 102         AAA       2,005,545
                 Revenue Bonds, Series 1992A, 6.625%, 10/01/19 (Alternative
                 Minimum Tax)
        1,400   Metropolitan Washington Airports Authority, Virginia, Airport System        10/07 at 101         AA-       1,400,826
                 Revenue Bonds, Series 1997A, 5.375%, 10/01/23
        4,000   Norfolk Airport Authority, Virginia, Airport Revenue Bonds, Series           7/11 at 100         AAA       3,928,160
                 2001A, 5.125%, 7/01/31
        6,065   Virginia Port Authority, Port Facilities Revenue Bonds, Series 1997,         7/07 at 101         AAA       6,163,132
                 5.600%, 7/01/27 (Alternative Minimum Tax)
        2,000   Virginia Resources Authority, Airport Revolving Fund Revenue Bonds,          2/11 at 100         Aa2       2,009,640
                 Series 2001A, 5.250%, 8/01/23
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 17.8%
        3,085   Fairfax County Water Authority, Virginia, Water Refunding Revenue            4/02 at 100         AAA       3,161,755
                 Bonds, Series 1992, 5.750%, 4/01/29 (Pre-refunded to 4/01/02)
        3,000   Prince William County Park Authority, Virginia, Revenue Bonds, Series       10/04 at 102       N/R***      3,370,590
                 1994, 6.875%, 10/15/16 (Pre-refunded to 10/15/04)
        3,500   Puerto Rico Highway and Transportation Authority, Highway Revenue        7/02 at 101 1/2         AAA       3,689,805
                 Bonds, Series T, 6.500%, 7/01/22 (Pre-refunded to 7/01/02)
        5,800   City of Roanoke Valley Resource Authority, Virginia, Solid Waste             9/02 at 102        A+***      6,110,126
                 System Revenue Bonds, Series 1992, 5.750%, 9/01/12
                 (Pre-refunded to 9/01/02)
        4,000   City of Virginia Beach Development Authority, Virginia, Hospital            11/01 at 102        AA***      4,137,280
                 Revenue Bonds (Sentara Bayside Hospital), Series 1991, 6.300%,
                 11/01/21 (Pre-refunded to 11/01/01)
        1,250   Virginia College Building Authority, Educational Facilities Revenue          1/04 at 102         AAA       1,345,988
                 Bonds (Washington and Lee University Project), Series 1994,
                 5.800%, 1/01/24 (Pre-refunded to 1/01/04)
        3,955   Virginia Resources Authority, Water and Sewer System Revenue Bonds          10/07 at 100        AA***      4,320,758
                 (Sussex County Project), 1995 Series A, 5.600%, 10/01/25
                 (Pre-refunded to 10/01/07)
        7,035   Virginia Commonwealth Transportation Board, Transportation Revenue           5/04 at 101       Aa1***      7,650,563
                 Bonds (Northern Virginia Transportation District Program),
                 Series 1995A, 6.250%, 5/15/17 (Pre-refunded to 5/15/04)
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.9%
        5,060   Industrial Development Authority of Halifax County, Virginia, Exempt        12/02 at 102          A+       5,286,334
                 Facilities Revenue Bonds (Old Dominion Electric Cooperative
                 Project), 6.350%, 12/01/07 (Alternative Minimum Tax)
        2,250   Industrial Development Authority of the Town of Louisa, Virginia,            1/04 at 102           A       2,174,783
                 Pollution Control Revenue Bonds (Virginia Electric and Power
                 Company Project), Series 1994, 5.450%, 1/01/24
        3,500   City of Richmond, Virginia, Public Utility Revenue and Refunding             1/08 at 101         AAA       3,442,355
                 Bonds, Series 1998A, 5.125%, 1/15/28
        6,150   Southeastern Public Service Authority of Virginia, Senior Revenue            7/03 at 102          A-       6,152,891
                 Bonds (Regional Solid Waste System), Series 1993, 6.000%,
                 7/01/17 (Alternative Minimum Tax)


         Nuveen Virginia Premium Income Municipal Fund (NPV) (continued)
                      Portfolio of INVESTMENTS May 31, 2001


   PRINCIPAL                                                                               OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.7%
$       2,000   Fairfax County, Virginia, Sewer Revenue Bonds, Series 1996,                  7/06 at 102         AAA   $   2,090,260
                 5.875%, 7/15/28
        2,000   Fairfax County Water Authority, Virginia, Water Revenue Bonds,               4/10 at 101         AAA       2,080,500
                 Series 2000, 5.625%, 4/01/25
        2,400   Henrico County, Virginia, Water and Sewer System Revenue and                 5/09 at 102         Aa2       2,311,920
                 Refunding Revenue Bonds, Series 1999, 5.000%, 5/01/28
        1,500   Henry County Public Service Authority, Water and Sewer Refunding            11/01 at 101         AAA       1,523,849
                 Revenue Bonds, Series 1991, 6.250%, 11/15/19
        6,200   City of Norfolk, Virginia, Water Revenue Bonds, Series 1995,
                 5.875%, 11/01/20         11/05 at 102AAA      6,496,111
        1,955   Rivanna Water and Sewer Authority, Virginia, Regional Water and             10/09 at 101         Aa3       2,011,948
                 Sewer System Revenue Bonds, Series 1999, 5.625%, 10/01/29
        1,000   Upper Occoquan Sewage Authority, Virginia, Regional Sewerage System          1/04 at 102         AAA         981,929
                 Revenue Refunding Bonds, Series 1993, 5.000%, 7/01/21
        2,250   City of Virginia Beach, Virginia, Storm Water Utility Revenue Bonds,         9/10 at 101         Aa3       2,442,127
                 Series 2000, 6.000%, 9/01/24
          500   Virginia Resources Authority, Clean Water State Revolving Fund              10/10 at 100         AAA        517,949
                 Revenue Bonds, Series 1999, 5.625%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------
$     184,070   Total Investments (cost $180,908,096) - 99.0%                                                            188,956,593
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                       1,988,418
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 190,945,011
                ====================================================================================================================

     * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

     ***  Securities are backed by an escrow or trust containing sufficient U.S.
          Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

     N/R  Investment is not rated.


                 See accompanying notes to financial statements.

             Nuveen Virginia Dividend Advantage Municipal Fund (NGB)
                      Portfolio of INVESTMENTS May 31, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.4%
$         775   The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds,            7/10 at 100         Aa3   $     804,659
                 Series 2000, 5.750%, 7/01/20
                Guam Economic Development Authority, Asset-Backed Bonds,
                Series 2001A:
          250    5.000%, 5/15/22 (WI, settling 6/21/01)                                      5/11 at 100          A2         247,593
          850    5.400%, 5/15/31 (WI, settling 6/21/01)                                      5/11 at 100          A2         850,952
                Tobacco Settlement Revenue Management Authority, Tobacco Settlement
                Asset-Backed Bonds, Series 2001B:
          895    6.000%, 5/15/22                                                             5/11 at 101          A1         896,745
          800    6.375%, 5/15/28                                                             5/11 at 101          A1         803,096
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 4.7%
          850   Prince William County Park Authority, Virginia, Park Facilities             10/09 at 101          A3         881,629
                 Revenue Refunding and Improvement Bonds, Series 1999,
                 6.000%, 10/15/28
                Puerto Rico Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds, Series 1999 (Ana G. Mendez
                University System Project):
          160    5.375%, 2/01/19                                                             2/09 at 101         BBB         151,770
          320    5.375%, 2/01/29                                                             2/09 at 101         BBB         294,547
        1,325   Virginia College Building Authority, Educational Facilities Revenue          9/10 at 100         Aa1       1,321,250
                 Bonds, Series 2000A (Public Higher Education Financing Program),
                 5.000%, 9/01/17
          500   Virginia College Building Authority, Educational Facilities Revenue          7/08 at 101          AA         486,365
                 and Refunding Bonds, Series 1998 (Marymount University Project),
                 5.100%, 7/01/18
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.5%
                Industrial Development Authority of Albemarle County, Virginia,
                Hospital Refunding Revenue Bonds (Martha Jefferson Hospital),
                Series 1993:
        1,000    5.500%, 10/01/15                                                           10/03 at 102          A2       1,010,460
        1,000    5.500%, 10/01/20                                                           10/03 at 102          A2       1,003,930
        2,000   Industrial Development Authority of the City of Fredericksburg,              6/07 at 102         AAA       2,025,460
                 Virginia, Hospital Facilities Revenue Refunding Bonds
                 (MediCorp Health System Obligated Group), Series 1996,
                 5.250%, 6/15/16
        1,000   Industrial Development Authority of Henry County, Virginia, Hospital         1/07 at 101          A+       1,038,170
                 Revenue Bonds (Memorial Hospital of Martinsville and Henry County),
                 Series 1997, 6.000%, 1/01/27
        1,000   Industrial Development Authority of the City of Lynchburg, Virginia,         1/08 at 101          A+         974,020
                 Healthcare Facilities Revenue and Refunding Bonds (Central Health),
                 Series 1998, 5.200%, 1/01/23
        1,000   Industrial Development Authority of the City of Norfolk, Virginia,           8/07 at 102         AAA         982,770
                 Health Care Revenue Bonds (Bon Secours Health System), Series
                 1997, 5.250%, 8/15/26
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.7%
        3,000   Virginia Housing Development Authority, Commonwealth Mortgage Bonds,         7/10 at 100         AA+       3,141,660
                 2000 Series B, Subseries B-2, 5.875%, 7/01/18
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 15.8%
        2,000   County of Chesterfield, Virginia, General Obligation Public                  1/11 at 100         AAA       1,971,600
                 Improvement Bonds, Series 2001, 5.000%, 1/15/21
        3,310   Town of Leesburg, Virginia, General Obligation Public Improvement            1/11 at 101         AAA       3,305,730
                 Bonds, Series 2000, 5.125%, 1/15/21
        1,540   County of Loudoun, Virginia, General Obligation Public Improvement           1/11 at 101         AA+       1,555,508
                 Bonds, Series 2001B, 5.250%, 1/01/20


       Nuveen Virginia Dividend Advantage Municipal Fund (NGB) (continued)
                      Portfolio of INVESTMENTS May 31, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)
$       1,000   City of Newport News, Virginia, General Obligation General Improvement       5/10 at 102          AA   $   1,062,860
                 Bonds, Series 2000A, 5.625%, 5/01/16
          320   Northern Mariana Islands Commonwealth, General Obligation Bonds,             6/10 at 100           A         326,573
                 Series 2000A, 6.000%, 6/01/20
          480   Commonwealth of Puerto Rico, Public Improvement Bonds of 1998,               7/08 at 101         AAA         462,379
                 4.875%, 7/01/23
          320   Commonwealth of Puerto Rico, General Obligation Public Improvement           7/08 at 101         AAA         315,459
                 Refunding Bonds, Series 1998B, 5.000%, 7/01/24
          320   Commonwealth of Puerto Rico, General Obligation Public Improvement           7/08 at 101           A         305,866
                 Bonds of 1999, 5.000% 7/01/28
        1,300   City of Richmond, Virginia, General Obligation Public Improvement and        1/10 at 101         AAA       1,281,085
                 Refunding Bonds, Series 1999A, 5.125%, 1/15/24
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 18.1%
                Puerto Rico Highway and Transportation Authority, Transportation
                Revenue Bonds, Series A:
        1,890    5.000%, 7/01/28                                                             7/08 at 101         AAA       1,851,463
          355    5.000%, 7/01/38                                                             7/08 at 101         AAA         342,518
                Puerto Rico Infrastructure Financing Authority, Special Tax Revenue
                Bonds, Series 1997A:
        1,600    5.000%, 7/01/21                                                             1/08 at 101         AAA       1,590,912
          960    5.000%, 7/01/28                                                             1/08 at 101         AAA         940,426
        4,080   Puerto Rico Public Building Authority, Government Facilities Revenue     7/07 at 101 1/2         AAA       4,004,030
                 Bonds, Series B, Guaranteed by the Commonwealth of Puerto Rico,
                 5.000%, 7/01/27
          960   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin              10/10 at 101         BBB-      1,028,189
                 Islands Gross Receipts Taxes Loan Note), Series 1999A,
                 6.375%, 10/01/19
          430   Virginia Commonwealth Transportation Board, Transportation Revenue           5/07 at 101         Aa1         430,826
                 Refunding Bonds (Northern Virginia Transportation District
                 Program), Series 1997B, 5.125%, 5/15/19
        2,000   Virginia Public School Authority, School Financing Bonds, 1997               8/11 at 101         AA+       1,972,860
                 Resolution, Series 2001A, 5.000%, 8/01/19
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 20.6%
        1,750   Capital Region Airport Commission, Richmond, Virginia, Airport               7/05 at 102         AAA       1,800,680
                 Revenue Bonds (International Airport Projects), Series 1995A,
                 5.625%, 7/01/20
        1,000   Chesapeake Bay and Bridge Tunnel Commission, Virginia, District             No Opt. Call         AAA       1,048,650
                 Revenue Bonds, General Resolution Refunding, Series 1998,
                 5.500%, 7/01/25
        3,000   Metropolitan Airports Authority, Washington, D.C., Airport System           10/11 at 101         AAA       3,024,420
                 Revenue Bonds, Series 2001A, 5.500%, 10/01/27 (Alternative
                 Minimum Tax)
                Metropolitan Airports Authority, Washington, D.C., Airport System
                Revenue Bonds, Series 2001B:
          250    5.000%, 10/01/21                                                           10/11 at 101         AAA         244,520
          650    5.000%, 10/01/31                                                           10/11 at 101         AAA         622,102
        1,650   Metropolitan Airports Authority, Washington, D.C., Airport System           10/08 at 101         AA-       1,544,532
                 Revenue Bonds, Series 1998A, 5.000%, 10/01/28
        3,000   Norfolk Airport Authority, Virginia, Airport Revenue Bonds, Series           7/11 at 100         AAA       2,946,120
                 2001A, 5.125%, 7/01/31
        1,225   Virginia Resources Authority, Airport Revolving Fund Revenue Bonds,          2/11 at 100         Aa2       1,230,905
                 Series 2001A, 5.250%, 8/01/23
        1,500   Virginia Resources Authority, Airport Revolving Fund Revenue Bonds,          2/11 at 100         Aa2       1,447,935
                 Series 2001B, 5.125%, 8/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 4.6%
                Puerto Rico Infrastructure Financing Authority, Special Obligation
                Bonds, 2000 Series A:
        1,500    5.500%, 10/01/32                                                           10/10 at 101         AAA       1,551,630
        1,500    5.500%, 10/01/40                                                           10/10 at 101         AAA       1,546,890


   PRINCIPAL                                                                               OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.8%
$       1,000   City of Bristol, Virginia, Utility System Revenue and Refunding              7/11 at 102         AAA   $     980,670
                 Bonds, Series 2001, 5.000%, 7/15/21 (DD, settling 6/01/01)
          680   Guam Power Authority, Revenue Bonds, 1999 Series A,                         10/09 at 101         AAA         671,935
                 5.125%, 10/01/29
          495   Puerto Rico Electric Power Authority, Power Revenue Bonds,                   7/10 at 101         AAA         498,638
                 Series HH, 5.250%, 7/01/29
        1,725   Puerto Rico Electric Power Authority, Power Revenue Refunding                7/05 at 100          A-       1,729,623
                 Bonds, Series Z, 5.250%, 7/01/21
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.3%
        2,000   Fairfax County Water Authority, Virginia, Water Refunding Revenue           No Opt. Call         AAA       1,971,400
                 Bonds, Series 1997, 5.000%, 4/01/21
        4,375   Henrico County, Virginia, Water and Sewer System Revenue and                 5/09 at 102         Aa2       4,270,044
                 Refunding Revenue Bonds, Series 1999, 5.000%, 5/01/22
          520   Prince William County Service Authority, Virginia, Water and Sewer           7/09 at 101         AAA         536,422
                 System Revenue Bonds, Series 1999, 5.500%, 7/01/19
        1,165   Upper Occoquan Sewage Authority, Virginia, Regional Sewerage System          7/06 at 102         AAA       1,130,818
                 Revenue Bonds, Series 1995A, 5.000%, 7/01/25
        1,680   Virginia Resources Authority, Clean Water State Revolving Fund              11/10 at 100         AAA       1,718,303
                 Revenue Bonds, Series 2000, 5.400%, 10/01/20
------------------------------------------------------------------------------------------------------------------------------------
$      70,255   Total Investments (cost $70,878,461) - 104.5%                                                             70,179,597
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (4.5)%                                                                   (3,024,771)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $  67,154,826
                ====================================================================================================================

     * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

     (DD) Security purchased on a delayed delivery basis.

     (WI) Security purchased on a when-issued basis.

                 See accompanying notes to financial statements.


Statement of Net Assets
May 31, 2001

                                                                        MARYLAND         MARYLAND    NORTH CAROLINA   NORTH CAROLINA
                                                                         PREMIUM         DIVIDEND           PREMIUM         DIVIDEND
                                                                          INCOME        ADVANTAGE            INCOME        ADVANTAGE
                                                                           (NMY)            (NFM)             (NNC)            (NRB)
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                $221,071,963      $92,330,179      $134,491,350      $52,430,745
Receivables:
   Interest                                                            4,657,307        1,540,388         2,734,248          707,659
   Investments sold                                                           --        4,041,114           203,361               --
Other assets                                                              35,734            8,776            20,042            7,955
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   225,765,004       97,920,457       137,449,001       53,146,359
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                           569,202        1,948,532         2,503,489        1,806,781
Payable for investments purchased                                             --        5,627,537                --        2,945,226
Accrued expenses:
   Management fees                                                       122,466           26,569            73,983           14,211
   Offering costs                                                             --          138,293                --           80,645
   Other                                                                  48,947          140,682            37,541          130,014
Preferred share dividends payable                                         26,120            8,283            27,368            2,747
Common share dividends payable                                           697,608          290,678           392,672          151,693
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                1,464,343        8,180,574         3,035,053        5,131,317
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                          $224,300,661      $89,739,883      $134,413,948      $48,015,042
====================================================================================================================================
Preferred shares, at liquidation value                              $ 79,100,000      $32,000,000      $ 46,800,000      $17,000,000
====================================================================================================================================
Preferred shares outstanding                                               3,164            1,280             1,872              680
====================================================================================================================================
Common shares outstanding                                             10,495,230        4,153,058         6,284,142        2,231,403
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares at liquidation
    value, divided by Common shares outstanding)                        $  13.83       $    13.90        $    13.94       $    13.90
====================================================================================================================================


                 See accompanying notes to financial statements.

                                                                                                           VIRGINIA         VIRGINIA
                                                                                                            PREMIUM         DIVIDEND
                                                                                                             INCOME        ADVANTAGE
                                                                                                              (NPV)            (NGB)
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                                                   $188,956,593      $70,179,597
Receivables:
   Interest                                                                                               3,247,086        1,079,201
   Investments sold                                                                                          55,000        1,000,833
Other assets                                                                                                 27,168            8,776
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                      192,285,847       72,268,407
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                              564,973        2,553,758
Payable for investments purchased                                                                                --        2,074,912
Accrued expenses:
   Management fees                                                                                          104,483           19,893
   Offering costs                                                                                                --          107,063
   Other                                                                                                     46,717          136,493
Preferred share dividends payable                                                                            27,712            2,071
Common share dividends payable                                                                              596,951          219,391
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                   1,340,836        5,113,581
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                             $190,945,011      $67,154,826
====================================================================================================================================
Preferred shares, at liquidation value                                                                 $ 63,800,000      $24,000,000
====================================================================================================================================
Preferred shares outstanding                                                                                  2,552              960
====================================================================================================================================
Common shares outstanding                                                                                 8,715,281        3,112,010
====================================================================================================================================
Net asset value per Common share outstanding (net assets less Preferred
   shares at liquidation value, divided by Common shares outstanding)                                   $    14.59        $    13.87
====================================================================================================================================

                 See accompanying notes to financial statements.

Statement of Operations
Year Ended May 31, 2001
                                                                        MARYLAND         MARYLAND    NORTH CAROLINA   NORTH CAROLINA
                                                                         PREMIUM         DIVIDEND           PREMIUM         DIVIDEND
                                                                          INCOME        ADVANTAGE            INCOME        ADVANTAGE
                                                                           (NMY)           (NFM)*             (NNC)          (NRB)**
------------------------------------------------------------------------------------------------------------------------------------
Investment Income                                                    $12,675,153       $1,065,255       $ 7,559,915         $643,255
------------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                        1,428,741          169,782           861,279           89,247
Preferred shares - auction fees                                          197,750            6,727           117,041            3,573
Preferred shares - dividend disbursing agent fees                         10,038              849            10,005              849
Shareholders' servicing agent fees and expenses                           23,355            2,224            10,990            2,172
Custodian's fees and expenses                                             89,700           12,740            88,326           14,370
Trustees' fees and expenses                                                3,000              345             1,606              332
Professional fees                                                         13,962            6,442             8,202            6,194
Shareholders' reports -  printing and mailing expenses                    23,641           23,934             4,212           13,039
Stock exchange listing fees                                               29,326              417            19,524              389
Investor relations expense                                                31,338            2,139            16,809            1,857
Other expenses                                                            16,684              364            12,010            1,163
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
        and expense reimbursement                                      1,867,535          225,963         1,150,004          133,185
   Custodian fee credit                                                   (4,704)          (2,603)          (37,271)         (5,790)
   Expense reimbursement                                                      --          (77,583)               --         (40,779)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                           1,862,831          145,777         1,112,733           86,616
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 10,812,322          919,478         6,447,182          556,639
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                  (245,348)          (65,112)         512,400         (153,980)
Change in net unrealized appreciation
        (depreciation) of investments                                 10,719,939         (918,987)       7,770,352         (401,048)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                      10,474,591         (984,099)        8,282,752        (555,028)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                $21,286,913        $ (64,621)      $14,729,934         $  1,611
====================================================================================================================================

  * For the period January 25, 2001 (commencement of operations) through May 31,
    2001.

 ** For the period January 31, 2001 (commencement of operations) through
    May 31, 2001.

                 See accompanying notes to financial statements.


                                                                                                           VIRGINIA         VIRGINIA
                                                                                                            PREMIUM         DIVIDEND
                                                                                                             INCOME        ADVANTAGE
                                                                                                              (NPV)         (NGB)***
------------------------------------------------------------------------------------------------------------------------------------
Investment Income                                                                                       $10,853,622         $873,296
------------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                           1,214,252          127,011
Preferred shares - dividend disbursing agent fees                                                            13,330              849
Shareholders' servicing agent fees and expenses                                                              22,186            2,286
Custodian's fees and expenses                                                                                49,773           18,715
Trustees' fees and expenses                                                                                   2,278              345
Professional fees                                                                                             8,799            6,442
Shareholders' reports -  printing and mailing expenses                                                        6,828           20,222
Stock exchange listing fees                                                                                  17,886              417
Investor relations expense                                                                                   24,161            1,991
Other expenses                                                                                                6,067              339
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                      1,525,061          183,662
   Custodian fee credit                                                                                     (22,606)         (9,661)
   Expense reimbursement                                                                                         --         (58,038)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                              1,502,455          115,963
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                     9,351,167          757,333
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                                                       222,253        (186,152)
Change in net unrealized appreciation (depreciation) of investments                                      10,269,356        (698,864)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                         10,491,609        (885,016)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                                   $19,842,776       $(127,683)
====================================================================================================================================

*** For the period January 26, 2001 (commencement of operations) through May 31,
    2001.

                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
                                                                     MARYLAND                                         NORTH CAROLINA
                                                                     DIVIDEND                                            DIVIDEND
                                                                     ADVANTAGE               NORTH CAROLINA              ADVANTAGE
                                  MARYLAND PREMIUM INCOME (NMY)        (NFM)               PREMIUM INCOME (NNC)            (NRB)
                                  -----------------------------   --------------      ----------------------------   ---------------
                                                                         FOR THE                                            FOR THE
                                                                  PERIOD 1/25/01                                      PERIOD 1/31/01
                                                                   (COMMENCEMENT                                       (COMMENCEMENT
                                  YEAR ENDED        YEAR ENDED    OF OPERATIONS)       YEAR ENDED        YEAR ENDED   OF OPERATIONS)
                                     5/31/01           5/31/00   THROUGH 5/31/01          5/31/01           5/31/00  THROUGH 5/31/01
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income           $ 10,812,322      $ 10,694,365        $  919,478      $ 6,447,182       $ 6,413,786       $  556,639
Net realized gain (loss) from
   investment transactions          (245,348)         (403,771)          (65,112)         512,400        (1,361,080)       (153,980)
Change in net unrealized
   appreciation
   (depreciation) of investments  10,719,939       (16,122,049)         (918,987)       7,770,352        (8,771,990)       (401,048)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   from operations                21,286,913        (5,831,455)          (64,621)      14,729,934        (3,719,284)           1,611
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net
   investment income:
   Common shareholders            (8,247,709)       (8,155,190)         (872,135)      (4,709,937)       (5,058,398)       (455,206)
   Preferred shareholders         (2,591,214)       (2,494,481)         (224,117)      (1,708,813)       (1,629,151)       (115,729)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders (10,838,923)      (10,649,671)       (1,096,252)      (6,418,750)       (6,687,549)       (570,935)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions
Common shares:
   Net proceeds from
     sale of shares                       --                --        59,267,070               --                --       31,797,798
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions   453,426           360,812               911          135,663           197,308               43
Net proceeds from sale of
   Preferred Shares                       --                --        31,532,500               --                --       16,686,250
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from capital share transactions   453,426           360,812        90,800,481          135,663           197,308       48,484,091
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets                  10,901,416       (16,120,314)       89,639,608        8,446,847       (10,209,525)      47,914,767
Net assets at the
   beginning of period           213,399,245       229,519,559           100,275      125,967,101       136,176,626          100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the
   end of period                $224,300,661      $213,399,245       $89,739,883     $134,413,948      $125,967,101      $48,015,042
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of period           $  401,975         $ 428,576        $ (176,774)      $   71,911       $    43,479       $ (14,296)
====================================================================================================================================


                 See accompanying notes to financial statements.

                                                                                                                         VIRGINIA
                                                                                                                         DIVIDEND
                                                                                                                         ADVANTAGE
                                                                                      VIRGINIA PREMIUM INCOME (NPV)        (NGB)
                                                                                     ------------------------------  ---------------
                                                                                                                            FOR THE
                                                                                                                      PERIOD 1/26/01
                                                                                                                       (COMMENCEMENT
                                                                                       YEAR ENDED        YEAR ENDED   OF OPERATIONS)
                                                                                          5/31/01           5/31/00  THROUGH 5/31/01
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                 $ 9,351,167       $ 9,227,713       $  757,333
Net realized gain (loss) from
   investment transactions                                                                222,253          (243,931)       (186,152)
Change in net unrealized appreciation
   (depreciation) of investments                                                       10,269,356       (12,928,878)       (698,864)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                                                     19,842,776        (3,945,096)       (127,683)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
 From and in excess of net
   investment income:
   Common shareholders                                                                 (7,028,943)       (7,263,013)       (658,189)
   Preferred shareholders                                                              (2,161,028)       (2,103,936)       (160,202)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                                                       (9,189,971)       (9,366,949)       (818,391)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions
Common shares:
   Net proceeds from
     sale of shares                                                                            --                --       44,385,975
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                                        732,154           704,255              150
Net proceeds from sale of Preferred Shares                                                     --                --       23,614,500
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from capital share transactions                                                        732,154           704,255       68,000,625
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                  11,384,959       (12,607,790)      67,054,551
Net assets at the beginning of period                                                 179,560,052       192,167,842          100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                      $190,945,011      $179,560,052      $67,154,826
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of period                                                                $  451,017         $ 289,821       $ (61,058)
====================================================================================================================================


                 See accompanying notes to financial statements.

Notes to Financial Statements

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Maryland Premium Income Municipal Fund (NMY), Nuveen Maryland Dividend Advantage Municipal Fund (NFM), Nuveen North Carolina Premium Income Municipal Fund (NNC), Nuveen North Carolina Dividend Advantage Municipal Fund (NRB), Nuveen Virginia Premium Income Municipal Fund (NPV) and Nuveen Virginia Dividend Advantage Municipal Fund (NGB). Maryland Premium Income
(NMY), North Carolina Premium Income (NNC) and Virginia Premium Income (NPV) are traded on the New York Stock Exchange while Maryland Dividend Advantage (NFM), North Carolina Dividend Advantage (NRB) and Virginia Dividend Advantage (NGB) are traded on the American Stock Exchange. Prior to the commencement of operations of Maryland Dividend Advantage (NFM), North Carolina Dividend Advantage (NRB) and Virginia Dividend Advantage (NGB), each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company and the recording of the organizational expenses ($15,000) and their reimbursement by Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2001, Maryland Dividend Advantage (NFM), North Carolina Dividend Advantage
(NRB) and Virginia Dividend Advantage (NGB) had outstanding delayed delivery and/or when-issued purchase commitments of $982,890, $2,945,226 and $2,074,912, respectively. There were no such outstanding purchase commitments in any of the other funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2001, have been designated Exempt Interest Dividends.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares

The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each of the Funds is as follows:

                                                             NORTH        NORTH
                                  MARYLAND     MARYLAND   CAROLINA    CAROLINA      VIRGINIA     VIRGINIA
                                   PREMIUM     DIVIDEND    PREMIUM     DIVIDEND      PREMIUM     DIVIDEND
                                    INCOME    ADVANTAGE     INCOME    ADVANTAGE       INCOME    ADVANTAGE
                                     (NMY)        (NFM)      (NNC)        (NRB)        (NPV)        (NGB)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                             --        1,280         --           --           --           --
   Series T                             --           --         --          680          832           --
   Series W                          1,404           --         --           --           --          960
   Series TH                         1,760           --      1,872           --        1,720           --
---------------------------------------------------------------------------------------------------------
Total                                3,164        1,280      1,872          680        2,552          960
=========================================================================================================



Effective March 16, 2001, Maryland Dividend Advantage (NFM), North Carolina Dividend Advantage (NRB) and Virginia Dividend Advantage (NGB) issued 1,280 Series M, 680 Series T and 960 Series W, respectively, $25,000 stated value Preferred shares.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2001.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs

Nuveen Investments has agreed to pay all offering costs (other than the sales load) that exceed $.03 per Common share for Maryland Dividend Advantage (NFM), North Carolina Dividend Advantage (NRB) and Virginia Dividend Advantage (NGB). Maryland Dividend Advantage's (NFM), North Carolina Dividend Advantage's (NRB) and Virginia Dividend Advantage's (NGB) share of offering costs ($124,380, $66,732 and $93,150, respectively) were recorded as a reduction of the proceeds from the sale of common shares.

Costs incurred by Maryland Dividend Advantage (NFM), North Carolina Dividend Advantage (NRB) and Virginia Dividend Advantage (NGB) in connection with their offering of Preferred shares ($467,500, $313,750 and $385,500, respectively) were recorded as a reduction of the proceeds from the sale of the Preferred shares.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Audit Guide

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.

2. FUND SHARES

Transactions in Common and Preferred shares were as follows:


                                                               MARYLAND              MARYLAND DIVIDEND
                                                         PREMIUM INCOME (NMY)          ADVANTAGE (NFM)
                                                        ----------------------   ---------------------------
                                                                                   FOR THE PERIOD 1/25/01
                                                        YEAR ENDED  YEAR ENDED        (COMMENCEMENT OF
                                                          5/31/01     5/31/00    OPERATIONS) THROUGH 5/31/01
------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                 --          --                   4,146,000
   Shares issued to shareholders
     due to reinvestment of
     distributions                                         31,564      25,200                          58
------------------------------------------------------------------------------------------------------------
                                                           31,564      25,200                   4,146,058
============================================================================================================
Preferred shares sold                                          --          --                       1,280
============================================================================================================
                                                            NORTH CAROLINA         NORTH CAROLINA DIVIDEND
                                                         PREMIUM INCOME (NNC)          ADVANTAGE (NRB)
                                                        ----------------------   ---------------------------
                                                                                   FOR THE PERIOD 1/31/01
                                                        YEAR ENDED  YEAR ENDED        (COMMENCEMENT OF
                                                          5/31/01     5/31/00    OPERATIONS) THROUGH 5/31/01
------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                 --          --                   2,224,400
   Shares issued to shareholders
     due to reinvestment of
     distributions                                          9,643      13,495                           3
------------------------------------------------------------------------------------------------------------
                                                            9,643      13,495                   2,224,403
============================================================================================================
Preferred shares sold                                          --          --                         680
============================================================================================================
                                                               VIRGINIA              VIRGINIA DIVIDEND
                                                         PREMIUM INCOME (NPV)          ADVANTAGE (NGB)
                                                        ----------------------   ---------------------------
                                                                                   FOR THE PERIOD 1/26/01
                                                        YEAR ENDED  YEAR ENDED        (COMMENCEMENT OF
                                                          5/31/01     5/31/00    OPERATIONS) THROUGH 5/31/01
------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                 --          --                   3,105,000
   Shares issued to shareholders
     due to reinvestment of
     distributions                                         49,121      47,012                          10
------------------------------------------------------------------------------------------------------------
                                                           49,121      47,012                   3,105,010
============================================================================================================
Preferred shares sold                                          --          --                         960
============================================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 2, 2001, to shareholders of record on June 15, 2001, as follows:

                                                             NORTH        NORTH
                               MARYLAND     MARYLAND      CAROLINA     CAROLINA     VIRGINIA     VIRGINIA
                                PREMIUM     DIVIDEND       PREMIUM     DIVIDEND      PREMIUM     DIVIDEND
                                 INCOME    ADVANTAGE        INCOME    ADVANTAGE       INCOME    ADVANTAGE
                                  (NMY)        (NFM)         (NNC)        (NRB)        (NPV)        (NGB)
---------------------------------------------------------------------------------------------------------
Dividend per share               $.0675       $.0700        $.0645       $.0680       $.0695       $.0705
=========================================================================================================


4. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended May 31, 2001, were as follows:


                                                                           NORTH        NORTH
                                          MARYLAND        MARYLAND      CAROLINA     CAROLINA     VIRGINIA     VIRGINIA
                                           PREMIUM        DIVIDEND       PREMIUM     DIVIDEND      PREMIUM     DIVIDEND
                                            INCOME       ADVANTAGE        INCOME    ADVANTAGE       INCOME    ADVANTAGE
                                              (NMY)           (NFM)*        (NNC)        (NRB)**      (NPV)        (NGB)***
--------------------------------------------------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities        $21,372,964     $99,050,263     $26,944,966  $65,024,771  $16,778,665  $80,689,673
  Short-term municipal securities                --      19,200,000       9,500,000   28,010,000    5,000,000   13,150,000
Sales and maturities:
  Long-term municipal securities        18,108,609        5,723,319      24,384,857   12,054,376   12,531,019    9,611,582
  Short-term municipal securities                --      19,200,000       9,500,000   28,010,000    5,000,000   13,150,000
==========================================================================================================================


  * For the period January 25, 2001 (commencement of operations) through May 31,
    2001.

 ** For the period January 31, 2001 (commencement of operations) through
    May 31, 2001.

*** For the period January 26, 2001 (commencement of operations) through May 31,
    2001.

At May 31, 2001, the cost of investments owned for federal income tax purposes were as follows:


                                                             NORTH        NORTH
                               MARYLAND     MARYLAND      CAROLINA     CAROLINA     VIRGINIA     VIRGINIA
                                PREMIUM     DIVIDEND       PREMIUM     DIVIDEND      PREMIUM     DIVIDEND
                                 INCOME    ADVANTAGE        INCOME    ADVANTAGE       INCOME    ADVANTAGE
                                  (NMY)        (NFM)         (NNC)        (NRB)        (NPV)        (NGB)
---------------------------------------------------------------------------------------------------------
                           $215,871,421  $93,249,166  $129,568,897  $52,831,793 $180,908,096  $70,878,461
=========================================================================================================


At May 31, 2001, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.
If not applied, the carryforwards will expire as follows:


                                                             NORTH        NORTH
                               MARYLAND     MARYLAND      CAROLINA     CAROLINA     VIRGINIA     VIRGINIA
                                PREMIUM     DIVIDEND       PREMIUM     DIVIDEND      PREMIUM     DIVIDEND
                                 INCOME    ADVANTAGE        INCOME    ADVANTAGE       INCOME    ADVANTAGE
                                  (NMY)        (NFM)         (NNC)        (NRB)        (NPV)        (NGB)
---------------------------------------------------------------------------------------------------------
Expiration year:
   2002                      $2,202,413        $  --       $    --        $  --    $ 692,989        $  --
   2003                       1,019,929           --     2,344,091           --    1,577,464           --
   2004                       2,660,424           --     1,137,399           --    1,579,895           --
   2005                         454,351           --       131,993           --      140,749           --
   2006                              --           --            --           --           --           --
   2007                              --           --            --           --           --           --
   2008                         332,069           --       108,131           --      250,767           --
   2009                         317,048       65,111       731,398      153,980           --      186,152
---------------------------------------------------------------------------------------------------------
Total                        $6,986,234      $65,111    $4,453,012     $153,980   $4,241,864     $186,152
=========================================================================================================


Notes to Financial Statements (continued)

5. UNREALIZED APPRECIATION (DEPRECIATION)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at May 31, 2001, were as follows:


                                                             NORTH        NORTH
                               MARYLAND     MARYLAND      CAROLINA     CAROLINA     VIRGINIA     VIRGINIA
                                PREMIUM     DIVIDEND       PREMIUM     DIVIDEND      PREMIUM     DIVIDEND
                                 INCOME    ADVANTAGE        INCOME    ADVANTAGE       INCOME    ADVANTAGE
                                  (NMY)        (NFM)         (NNC)        (NRB)        (NPV)        (NGB)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation             $ 9,332,394  $   171,938    $5,464,301    $ 158,243   $8,800,220    $  93,503
   depreciation              (4,131,852)  (1,090,925)     (541,848)    (559,291)    (751,723)    (792,367)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation)           $ 5,200,542  $  (918,987)   $4,922,453    $(401,048)  $8,048,497    $(698,864)
==========================================================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under Maryland Premium Income's (NMY), North Carolina Premium Income's (NNC) and Virginia Premium Income's (NPV) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                           MANAGEMENT FEE
--------------------------------------------------------------------
For the first $125 million                               .6500 of 1%
For the next $125 million                                .6375 of 1
For the next $250 million                                .6250 of 1
For the next $500 million                                .6125 of 1
For the next $1 billion                                  .6000 of 1
For the next $3 billion                                  .5875 of 1
For net assets over $5 billion                           .5750 of 1
====================================================================


Under Maryland Dividend Advantage's (NFM), North Carolina Dividend Advantage's
(NRB) and Virginia Dividend Advantage's (NGB) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                           MANAGEMENT FEE
--------------------------------------------------------------------
For the first $125 million                               .6500 of 1%
For the next $125 million                                .6375 of 1
For the next $250 million                                .6250 of 1
For the next $500 million                                .6125 of 1
For the next $1 billion                                  .6000 of 1
For net assets over $2 billion                           .5750 of 1
====================================================================

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Maryland Dividend Advantage (NFM), North Carolina Dividend Advantage
(NRB) and Virginia Dividend Advantage (NGB) in an amount equal to .30% of the average daily net assets for the period from each Fund's commencement of operations through January 31, 2006, .25% of the average daily net assets for the year ended January 31, 2007, .20% of the average daily net assets for the year ended January 31, 2008, .15% of the average daily net assets for the year ended January 31, 2009, .10% of the average daily net assets for the year ended January 31, 2010, and .05% of the average daily net assets for the year ended January 31, 2011. The Adviser has not agreed to reimburse Maryland Dividend Advantage (NFM), North Carolina Dividend Advantage (NRB) and Virginia Dividend Advantage (NGB) for any portion of its fees and expenses beyond January 31, 2011.

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At May 31, 2001, net assets consisted of:


                                                                           NORTH        NORTH
                                          MARYLAND        MARYLAND      CAROLINA     CAROLINA     VIRGINIA     VIRGINIA
                                           PREMIUM        DIVIDEND       PREMIUM     DIVIDEND      PREMIUM     DIVIDEND
                                            INCOME       ADVANTAGE        INCOME    ADVANTAGE       INCOME    ADVANTAGE
                                             (NMY)          (NFM)*         (NNC)        (NRB)        (NPV)        (NGB)
--------------------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000
   stated value per share, at
    liquidation value                 $ 79,100,000     $32,000,000  $ 46,800,000  $17,000,000 $ 63,800,000  $24,000,000
Common shares, $.01 par value
   per share                               104,952          41,531        62,841       22,314       87,153       31,120
Paid-in surplus                        146,479,428      58,859,225    87,009,755   31,562,052  122,800,208   44,069,780
Undistributed (Over-distribution
   of) net investment income               401,975        (176,774)       71,911      (14,296)     451,017      (61,058)
Accumulated net realized gain
   (loss) from investment
   transactions                         (7,107,552)        (65,112)   (4,462,163)    (153,980)  (4,241,864)    (186,152)
Net unrealized appreciation
   (depreciation) of investments         5,321,858        (918,987)    4,931,604     (401,048)   8,048,497     (698,864)
--------------------------------------------------------------------------------------------------------------------------
Net assets                            $224,300,661     $89,739,883  $134,413,948  $48,015,042 $190,945,011  $67,154,826
==========================================================================================================================
Authorized shares:
   Common                                Unlimited       Unlimited     Unlimited    Unlimited    Unlimited    Unlimited
   Preferred                             Unlimited       Unlimited     Unlimited    Unlimited    Unlimited    Unlimited
==========================================================================================================================


                 INVESTMENT OPERATIONS                           LESS DISTRIBUTIONS
              -----------------------------  ---------------------------------------------------------
                                                FROM AND      FROM AND
                                               IN EXCESS     IN EXCESS                                     OFFERING
                                 NET              OF NET        OF NET                                    COSTS AND
                           REALIZED/          INVESTMENT    INVESTMENT      CAPITAL       CAPITAL         PREFERRED
    BEGINNING        NET  UNREALIZED              INCOME        INCOME        GAINS         GAINS             SHARE
    NET ASSET INVESTMENT  INVESTMENT           TO COMMON  TO PREFERRED    TO COMMON  TO PREFERRED      UNDERWRITING
        VALUE     INCOME GAIN (LOSS)  TOTAL SHAREHOLDERS SHAREHOLDERS+ SHAREHOLDERS SHAREHOLDERS+ TOTAL   DISCOUNTS
-------------------------------------------------------------------------------------------------------------------
Maryland Premium Income (NMY)
Year Ended 5/31:
2001   $12.83     $1.03       $ 1.01   $2.04      $(.79)        $(.25)       $ --           $--   $(1.04)       $--
2000    14.41      1.02        (1.58)   (.56)      (.78)         (.24)         --            --    (1.02)        --
1999    14.54      1.00         (.14)    .86       (.77)         (.22)         --            --     (.99)        --
1998    13.76       .99          .80    1.79       (.77)         (.24)         --            --    (1.01)        --
1997    13.21      1.00          .55    1.55       (.76)         (.24)         --            --    (1.00)        --

Maryland Dividend Advantage (NFM)
Year Ended 5/31:
2001(a) 14.33       .22         (.25)   (.03)      (.21)         (.05)         --            --     (.26)     (.14)

North Carolina Premium Income (NNC)
Year Ended 5/31:
2001    12.62      1.03         1.31    2.34       (.75)         (.27)         --            --     (1.02)       --
2000    14.28      1.02        (1.61)   (.59)      (.81)         (.26)         --            --     (1.07)       --
1999    14.48      1.02         (.22)    .80       (.79)         (.21)         --            --     (1.00)       --
1998    13.50      1.02         1.00    2.02       (.79)         (.25)         --            --     (1.04)       --
1997    12.77      1.02          .72    1.74       (.77)         (.24)         --            --     (1.01)       --

North Carolina Dividend Advantage (NRB)
Year Ended 5/31:
2001(b) 14.33       .25         (.26)   (.01)      (.20)         (.05)         --            --      (.25)    (.17)

Virginia Premium Income (NPV)
Year Ended 5/31:
2001    13.36      1.08         1.21    2.29       (.81)         (.25)         --            --     (1.06)       --
2000    14.89      1.07        (1.52)   (.45)      (.84)         (.24)         --            --     (1.08)       --
1999    14.96      1.05         (.08)    .97       (.82)         (.22)         --            --     (1.04)       --
1998    14.04      1.06          .92    1.98       (.82)         (.24)         --            --     (1.06)       --
1997    13.35      1.06          .68    1.74       (.81)         (.24)         --            --     (1.05)       --

Virginia Dividend Advantage (NGB)
Year Ended 5/31:
2001(c) 14.33       .24         (.28)   (.04)      (.21)         (.05)         --            --       (.26)    (.16)


                                                                   TOTAL RETURNS
                                                            --------------------------
                                                                                 BASED
                         ENDING                               BASED                 ON
                            NET             ENDING               ON                NET
                          ASSET             MARKET           MARKET              ASSET
                          VALUE              VALUE            VALUE**            VALUE**
                       ----------------------------------------------------------------
Maryland Premium Income (NMY)
Year Ended 5/31:
2001                     $13.83           $15.8500           26.24%             14.18%
2000                      12.83            13.2500           (7.22)             (5.57)
1999                      14.41            15.1250            5.47               4.44
1998                      14.54            15.0625           16.54              11.47
1997                      13.76            13.6250           13.07              10.08

Maryland Dividend Advantage (NFM)
Year Ended 5/31:
2001(a)                   13.90            15.9900           8.02               (1.53)

North Carolina Premium Income (NNC)
Year Ended 5/31:
2001                      13.94            14.8000           14.03              16.65
2000                      12.62            13.6875           (7.76)             (5.98)
1999                      14.28            15.6875            9.87               4.11
1998                      14.48            15.0000            8.17              13.38
1997                      13.50            14.6250           22.60              12.01

North Carolina Dividend Advantage (NR
Year Ended 5/31:
2001(b)                   13.90            15.1500            2.42              (1.57)

Virginia Premium Income (NPV)
Year Ended 5/31:
2001                      14.59            16.0000           18.45              15.53
2000                      13.36            14.2500           (6.02)             (4.64)
1999                      14.89            16.0625            4.77               5.09
1998                      14.96            16.1250           17.30              12.66
1997                      14.04            14.5000           13.81              11.49

Virginia Dividend Advantage (NGB)
Year Ended 5/31:
2001(c)                   13.87            15.1800           2.61               (1.73)






                                                                  RATIOS/SUPPLEMENTAL DATA
                 -------------------------------------------------------------------------------------------------------------------
                                           BEFORE CREDIT                                    AFTER CREDIT**
                          ----------------------------------------------- -----------------------------------------------
                                    RATIO OF NET             RATIO OF NET            RATIO OF NET            RATIO OF NET
                            RATIO OF  INVESTMENT     RATIO OF  INVESTMENT   RATIO OF   INVESTMENT    RATIO OF  INVESTMENT
                            EXPENSES   INCOME TO     EXPENSES   INCOME TO   EXPENSES    INCOME TO    EXPENSES   INCOME TO
                          TO AVERAGE     AVERAGE   TO AVERAGE     AVERAGE TO AVERAGE      AVERAGE  TO AVERAGE     AVERAGE
                   ENDING NET ASSETS  NET ASSETS        TOTAL       TOTAL NET ASSETS   NET ASSETS       TOTAL       TOTAL
                      NET APPLICABLE  APPLICABLE   NET ASSETS  NET ASSETS APPLICABLE   APPLICABLE  NET ASSETS  NET ASSETS PORTFOLIO
                   ASSETS  TO COMMON   TO COMMON    INCLUDING   INCLUDING  TO COMMON    TO COMMON   INCLUDING   INCLUDING  TURNOVER
                    (000)   SHARES++    SHARES++  PREFERRED++ PREFERRED++   SHARES++     SHARES++ PREFERRED++ PREFERRED++      RATE
------------------------------------------------------------------------------------------------------------------------------------
Maryland Premium Income (NMY)
Year Ended 5/31:
2001             $224,301       1.31%       7.58%       .84%       4.88%       1.31%       7.58%        .84%       4.88%       8%
2000              213,399       1.29        7.69        .82        4.90        1.28        7.70         .82        4.90       13
1999              229,520       1.29        6.78        .85        4.47        1.28        6.79         .84        4.48       16
1998              230,188       1.29        6.93        .84        4.52        1.29        6.93         .84        4.52        6
1997              221,478       1.32        7.28        .85        4.72        1.32        7.28         .85        4.72        6

Maryland Dividend Advantage (NFM)
Year Ended 5/31:
2001(a)            89,740       1.17*       4.33*       .87*       3.22*        .75*       4.75*        .56*       3.53*      10

North Carolina Premium Income (NNC)
Year Ended 5/31:
2001              134,414       1.34        7.47        .87        4.83        1.30        7.51         .84        4.86       19
2000              125,967       1.37        7.81        .87        4.97        1.35        7.83         .86        4.98       25
1999              136,177       1.30        6.97        .86        4.61        1.30        6.97         .86        4.61        8
1998              137,270       1.30        7.17        .85        4.70        1.30        7.17         .85        4.70        9
1997              130,929       1.37        7.72        .87        4.92        1.37        7.72         .87        4.92       19

North Carolina Dividend Advantage (NRB)
Year Ended 5/31:
2001(b)            48,015       1.31*       5.02*       .97*       3.72*        .85*       5.48*        .63*       4.06*      29

Virginia Premium Income (NPV)
Year Ended 5/31:
2001              190,945       1.23        7.51        .81        4.96        1.21        7.53         .80        4.97        7
2000              179,560       1.29        7.72        .84        5.03        1.28        7.73         .83        5.04       20
1999              192,168       1.26        6.94        .85        4.65        1.26        6.95         .84        4.66        8
1998              191,922       1.27        7.20        .84        4.77        1.27        7.20         .84        4.77       19
1997              183,097       1.33        7.65        .86        4.95        1.33        7.65         .86        4.95       16

Virginia Dividend Advantage (NGB)
Year Ended 5/31:
2001(c)            67,155       1.27*       4.76*       .94*       3.54*        .80*       5.23*        .59*       3.88*      20


                                MUNICIPAL AUCTION RATE CUMULATIVE
                                PREFERRED STOCK AT END OF PERIOD
                       -------------------------------------------------
                         AGGREGATE         LIQUIDATION
                            AMOUNT          AND MARKET            ASSET
                       OUTSTANDING               VALUE         COVERAGE
                             (000)           PER SHARE        PER SHARE
------------------------------------------------------------------------
Maryland Premium Income (NMY)
Year Ended 5/31:
2001                       $79,100              $25,000         $70,891
2000                        79,100               25,000          67,446
1999                        79,100               25,000          72,541
1998                        79,100               25,000          72,752
1997                        79,100               25,000          69,999

Maryland Dividend Advantage (NFM)
Year Ended 5/31:
2001(a)                     32,000               25,000          70,109

North Carolina Premium Income (NNC)
Year Ended 5/31:
2001                        46,800               25,000          71,802
2000                        46,800               25,000          67,290
1999                        46,800               25,000          72,744
1998                        46,800               25,000          73,328
1997                        46,800               25,000          69,941

North Carolina Dividend Advantage (NRB)
Year Ended 5/31:
2001(b)                     17,000               25,000          70,610

Virginia Premium Income (NPV)
Year Ended 5/31:
2001                        63,800               25,000          74,822
2000                        63,800               25,000          70,361
1999                        63,800               25,000          75,301
1998                        63,800               25,000          75,205
1997                        63,800               25,000          71,746

Virginia Dividend Advantage (NGB)
Year Ended 5/31:
2001(c)                     24,000               25,000          69,953


*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share.

     Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.

     Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.


+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares, where applicable.

(a) For the period January 25, 2001 (commencement of operations) through May 31, 2001.

(b) For the period January 31, 2001 (commencement of operations) through May 31, 2001.

(c) For the period January 26, 2001 (commencement of operations) through May 31, 2001.

See accompanying notes to financial statements.

Build Your Wealth Automatically

--------------------------------------------------------------------------------
SIDEBAR TEXT:
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.
--------------------------------------------------------------------------------

NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distrib utions that are reinvested.

It is important to note that an automatic reinvest ment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund Information

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
J.P. Morgan Chase &Co.
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the twelve-month period ended May 31, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

photo of: John Nuveen, Sr.
John Nuveen, Sr.


For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



Invest well.
Look ahead.
LEAVE YOUR MARK.SM


Logo: NUVEEN Investments



Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                  FAN-2-5-00